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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 002-34393)	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 280	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-01879)	[X]

Amendment No. 263	[X]

(Check appropriate box or boxes.)

JANUS INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 303-333-3863

Kathryn Santoro – 151 Detroit Street, Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on October 29, 2018 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

▼ [   ], 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Fixed Income
Janus Henderson Global Unconstrained Bond Fund	JUCAX	JUCCX	JUCSX	JUCIX	JUCNX	JUCRX	JUCTX

Janus Investment Fund
Prospectus
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Global Unconstrained Bond Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Global Unconstrained Bond Fund	2
Additional information about the Fund
Fees and expenses	11
Additional investment strategies and general portfolio policies	11
Risks of the Fund	18
Management of the Fund
Investment adviser	32
Management expenses	32
Investment personnel	33
Other information	35
Distributions and taxes	36
Shareholder’s guide
Pricing of fund shares	40
Choosing a share class	41
Distribution, servicing, and administrative fees	43
Payments to financial intermediaries by Janus Capital or its affiliates	44
Purchases	46
Exchanges	50
Redemptions	51
Excessive trading	53
Shareholder communications	55
Financial highlights	56
Appendix A – intermediary sales charge waivers and discounts	63
Glossary of investment terms	65
Explanation of rating categories	71
1	Janus Investment Fund

Fund summary

Janus Henderson Global Unconstrained Bond Fund
Ticker:	JUCAX	Class A Shares	JUCSX	Class S Shares	JUCNX	Class N Shares	JUCTX	Class T Shares
	JUCCX	Class C Shares	JUCIX	Class I Shares	JUCRX	Class R Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page [    ] of the Fund’s Prospectus and in the “Purchases” section on page [    ] of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below. [To be updated by amendment]
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	%	%	%	%	%	%	%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	%	%	%	%	%	%	%
Acquired Fund(1) Fees and Expenses	%	%	%	%	%	%	%
Total Annual Fund Operating Expenses(2)%		%	%	%	%	%	%
Fee Waiver(2)%		%	%	%	%	%	%
Total Annual Fund Operating Expenses After Fee Waiver(2)%		%	%	%	%	%	%

(1)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed [ ]% until at least [November 1, 2019]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
2	Janus Henderson Global Unconstrained Bond Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$
Class C Shares	$	$	$	$
Class S Shares	$	$	$	$
Class I Shares	$	$	$	$
Class N Shares	$	$	$	$
Class R Shares	$	$	$	$
Class T Shares	$	$	$	$

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$
Class C Shares	$	$	$	$
Class S Shares	$	$	$	$
Class I Shares	$	$	$	$
Class N Shares	$	$	$	$
Class R Shares	$	$	$	$
Class T Shares	$	$	$	$

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. As an “unconstrained” fund, the Fund has the flexibility to invest across all fixed-income asset classes, and is not managed to be compared to any specific index. The Fund has significant latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have long, short, or negative duration.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and include, but are not limited to such investments as government notes and bonds, corporate bonds, convertible bonds, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments (“Fixed-Income Instruments”). The Fund’s exposure to Fixed-Income Instruments may also be obtained through investments in other entities such as investment companies, including mutual funds, exchange-traded funds (“ETFs”), and closed-end funds or through real estate investment trusts. In pursuing its investment objective, the Fund will have exposure to investments that are economically tied to a number of countries throughout the world.
The Fund’s average portfolio duration may range from negative 4 years to plus 6 years. As of June 30, 2018, the Fund’s average portfolio duration was [    ] years. The Fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The Fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the Fund’s net assets), preferred stock, and equity securities. The Fund may invest in shares of companies through initial public offerings. The Fund may invest in special situations companies, including companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in
3	Janus Henderson Global Unconstrained Bond Fund

their debt to equity ratio. The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
The Fund may invest all of its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may utilize swap agreements, including index and single-name credit default swaps, inflation-linked swaps, interest rate swaps, and total return swaps. The Fund may also use forward foreign currency exchange contracts, interest rate futures, options, options on futures, commodity and index futures, swaptions, and various other derivatives. Derivatives are used for various investment purposes, such as, but not limited to, to manage or hedge portfolio risk, interest rate risk, or currency exposure, to gain exposure to or to short individual securities, and to earn income, meet liquidity needs, enhance return, manage duration, or manage credit exposure. The Fund’s exposure to derivatives will vary.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, and may engage in short sales of equity and fixed-income securities. The Fund may implement short positions through derivatives such as options, futures, or swaps. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Unconstrained Investing Risk.  Because the portfolio manager employs an unconstrained investment approach, the Fund may have exposure to a broad range of securities and instruments, credit qualities, maturities, countries, and regions. As a result, there is a greater risk that the Fund may underperform the 3-Month USD LIBOR (the Fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the Fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk
4	Janus Henderson Global Unconstrained Bond Fund

that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2018, approximately [    ]% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
5	Janus Henderson Global Unconstrained Bond Fund

Derivatives Risk.  Derivatives, such as swaps, futures, forwards, and options, can be highly volatile and involve risks similar to those of the underlying referenced securities or assets, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Derivatives may be difficult to value, are susceptible to liquidity risk, and entail the risk that a party will default on its obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate futures in particular entail the risk that the Fund’s portfolio manager’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Bridge loans involve certain risks in addition to those associated with bank loans including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
6	Janus Henderson Global Unconstrained Bond Fund

Short Sales Risk.  Entering into short sales can involve the loss of more money than the actual cost of the investment, and the risk of loss if the third party to the short sale does not honor its contract terms.
Reverse Repurchase Agreement Risk.  In a reverse repurchase agreement, there is a risk that the other party to the agreement fails to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or the value of the collateral held by the Fund is less than the value of such securities.
Equity Securities Risk.  The Fund’s use of equity securities, such as common stocks and preferred stocks, creates additional risk as those securities typically have greater price volatility than fixed-income securities and may decline in response to general market conditions.
Special Situations Risk.  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. This may also include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Special situations may result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Exchange-Traded and Mutual Funds Risk.  The Fund may invest in ETFs and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.
Real Estate Securities Risk.  An investment in the Fund may be subject to many of the same risks as a direct investment in real estate. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Commodity-Linked Investments Risk.  The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
7	Janus Henderson Global Unconstrained Bond Fund

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
[To be updated by amendment]
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception. Class R Shares of the Fund commenced operations on February 6, 2015.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class R Shares for periods prior to February 6, 2015, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: %	Worst Quarter: %

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was [    ]%.
8	Janus Henderson Global Unconstrained Bond Fund

Average Annual Total Returns (periods ended 12/31/17)
1 Year	Since Inception (5/27/14)
Class I Shares
Return Before Taxes %	%
Return After Taxes on Distributions %	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%
Class A Shares
Return Before Taxes(2)%	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%
Class C Shares
Return Before Taxes(3)%	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%
Class S Shares
Return Before Taxes %	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%
Class N Shares
Return Before Taxes %	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%
Class R Shares
Return Before Taxes %	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%
Class T Shares
Return Before Taxes %	%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%	%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the 3-Month USD LIBOR. The index is described below.
•	The 3-Month USD LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
9	Janus Henderson Global Unconstrained Bond Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  William H. Gross is Executive Vice President and Portfolio Manager of the Fund, which he has managed since October 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500***
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$ 1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500****
Institutional investors (investing directly with the Fund)	$ 1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Shareholders who invest through financial intermediaries with supermarket and/or self-directed brokerage platforms that maintain omnibus accounts and charge asset-based service fees may not be subject to this minimum. Please contact your financial intermediary for more information.
****	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
10	Janus Henderson Global Unconstrained Bond Fund

Additional information about the Fund

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended June 30, 2018.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in the Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.
°	for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Fund’s transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit until at least [November 1, 2019]. The expense limit is described in the “Management Expenses” section of this Prospectus.
•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary section, including the types of securities the Fund may invest in when
11	Janus Investment Fund

pursuing its investment objective. This section also describes investment strategies and policies that the Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Fund’s composition can change over time. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Closed-End Funds
The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that, unlike an open-end mutual fund, do not typically issue redeemable shares. Instead, a fixed number of shares trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market. The shares of closed-end funds frequently trade at either a premium or discount relative to their underlying net asset values.
Commodity Futures Contracts
Commodity futures contracts are financial instruments in which a buyer agrees to purchase and a seller agrees to sell a designated commodity for a fixed price at a specified future date. Commodity futures contracts may be listed on an exchange and thus traded at market prices on an exchange pursuant to terms common to all market participants.
Commodity Futures Trading Commission (“CFTC”) Regulation
In 2012, the CFTC adopted changes to Rule 4.5 under the Commodity Exchange Act that required Janus Capital to register with the CFTC, and operation of the Fund is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Cross-Currency Swaps
The Fund may enter into cross-currency swaps or basis swaps. A cross-currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Emerging Markets
The Fund will normally limit its investments in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” to 50% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Eurodollar Futures Contracts
The Fund may make investments in Eurodollar futures contracts, which are typically used to adjust interest rate exposure and replicate government bond positions. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.
12	Janus Investment Fund

Foreign Securities
The Fund invests in foreign securities and foreign currencies. The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”).
Index Credit Default Swaps
The Fund may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.
Inflation-Linked Securities
The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings
The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.
13	Janus Investment Fund

Interest Rate Swaps
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
Leverage
Certain of the Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect.
Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets.
Bank Loans.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.  Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.  DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.  Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
The Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized mortgage obligations, collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations), structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and return.
14	Janus Investment Fund

Non-Agency Mortgage-Backed Securities
The Fund may invest in non-agency mortgage-backed securities, which are mortgage-backed securities issued or guaranteed by private issuers.
Options on Futures Contracts
An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Options on Securities and Indices
The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the Investment Company Act of 1940, as amended.
Options on Swap Contracts
The Fund may enter into options on swap agreements, commonly referred to as “swaptions.” A swaption is a contract that gives a purchaser the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Fund. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio manager believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the portfolio manager believes such changes are desirable. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.
Privately Issued Mortgage-Related Securities
The Fund may invest in privately issued mortgage-related securities, which are mortgage-backed securities issued or guaranteed by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Privately issued mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
15	Janus Investment Fund

Privately issued mortgage-related securities generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools.
Real Estate-Related Securities
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Fund may engage in short sales of equity and fixed-income securities. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
When engaging in short sales, the Fund may transact with a prime broker. In the event that the prime broker becomes insolvent, the Fund may be unable to settle pending short sales, engage in additional short sales, and/or access its assets that are held by the broker, for a period of time. In addition, there is a risk that the prime broker will be unwilling or unable to perform its contractual obligations under the prime brokerage arrangement.
The Fund may also enter into short positions through forward commitments or short derivative positions through options contracts, futures contracts, and swap agreements. A short derivative position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. In this regard, if the price of the security or derivative has increased in value, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums
16	Janus Investment Fund

and interest paid to the third party. Short sales and short derivatives positions have a leveraging effect on the Fund, which may increase the Fund’s volatility.
Single-Name Credit Default Swaps
The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
Sovereign Bond Futures Contracts
Sovereign bond futures contracts provide for the delivery upon maturity of one sovereign bond among a basket of eligible-to-deliver sovereign bonds.
Special Situations
The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
The Fund may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation-linked swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, a commodity index, or commodity markets, and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation-linked, and total return are described in this Prospectus and/or in the “Glossary of Investment Terms.”
TBA Commitments
The Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
Treasury Futures Contracts
Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.
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U.S. Government Securities
The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:
•	other investment companies (such as exchange-traded funds)
•	pass-through securities including dollar rolls
•	securities convertible into common stocks or preferred stocks
•	pay-in-kind and step coupon securities
•	equity and fixed-income securities issued in private placement transactions

Risks of the Fund
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in fixed-income instruments and derivatives that provide exposure to fixed-income instruments. The following information is intended to help you better understand some of the risks of investing in the Fund, including those risks that are summarized in the Fund Summary section. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.
Closed-End Funds Risk.  Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks, or other methods. While the use of leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and net asset value volatility and the possibility that a closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. Closed-end funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Some closed-end funds may have a thin trading market or “float,” which could result in them being less liquid than an open-end mutual fund. In addition, to the extent that an underlying closed-end fund invests in fixed-income securities, it will be subject to the same risks described under “Fixed-Income Securities Risk.”
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Collateralized Debt Obligation Risk.  The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk.  The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Janus Capital, it is possible that the Fund could lose all or substantially all of its investment.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Fund’s return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types
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used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
•	Commodity Futures Contracts Risk. There are several risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while the Fund is invested in a futures contract on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
•	Cross-Currency Swaps Risk. Cross-currency or basis swaps are subject to currency risk. They also involve exchange risk on principal and are subject to credit risk.
•	Currency Futures. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the OTC market. The use of currency futures contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
•	Eurodollar Futures Contracts Risk. Eurodollar futures contracts involve market risk associated with changes in interest rates.
•	Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Fund’s performance. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Fund from divesting of a forward currency contract at the optimal time and may adversely affect the Fund’s returns and net asset value.
•	Index Credit Default Swaps Risk. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
•	Interest Rate Futures Risk. The Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio manager’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio manager may not result in the successful use of interest rate futures.
•	Interest Rate Swaps Risk. The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.
•	Options on Futures Contracts Risk. The amount of risk that the Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the
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availability of a liquid offset market. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.
•	Options on Securities and Indices Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
•	Options on Swap Contracts Risk. Because the use of options on swap contracts, or “swaptions,” generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
•	Single-Name Credit Default Swaps Risk. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.
•	Sovereign Bond Futures Contracts Risk. Interest rate movements directly affect the price of the sovereign bond futures contracts held by the Fund. If a sovereign bond futures contract is denominated in a non-U.S. currency, the Fund will be exposed to exchange rate risk. In addition, the price, yield, and modified duration of each eligible-to-deliver sovereign bond under the relevant sovereign bond futures contract may change unpredictably, affecting the value of the sovereign bond futures contract.
•	Treasury Futures Contracts Risk. While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.
Emerging Markets Risk.  The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price
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controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the
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value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Exchange-Traded Notes Risk.  The Fund may invest, directly or indirectly, in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, the Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing
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and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.  The Fund invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as the Fund holds a foreign security or invests directly in foreign currencies, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Concentration Risk. To the extent that the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
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•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Fund’s exposure to industry risk.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. In addition, as a fund increases in size, the impact of IPOs on that fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, swaps, options, and other derivatives to manage interest rate risk.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain
25	Janus Investment Fund

commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Loan Risk.  The Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•	Bank Loan Risk. The bank loans in which the Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial
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period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•	Bridge Loan Risk. Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.
The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, currency, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio manager’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that the portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases
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of the target range for the federal funds rate could cause the value of the Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Money Market Fund Investment Risk.  By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, the Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (“SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that the Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
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Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities, including securities issued under Regulation S, could have the effect of increasing the Fund’s level of illiquidity. Private placements and securities issued under Regulation S may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Privately Issued Mortgage-Related Securities Risk.  Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that the Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the
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creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.
Rule 144A Securities Risk.  The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Fund’s Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.  The Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require
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the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment. The Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
31	Janus Investment Fund

Management of the Fund

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund. Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) (“Kapstream”), pursuant to which certain employees of Kapstream may also serve as employees or as “associated persons” of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund.
Management expenses
The Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.
32	Janus Investment Fund

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Fund’s average daily net assets. [To be updated by amendment]
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2018)
Janus Henderson Global Unconstrained Bond Fund	First $1 Billion	0.65
	Next $2 Billion	0.62
	Over $3 Billion	0.60

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level until at least [November 1, 2019]. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least [November 1, 2019]. [To be updated by amendment]
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Unconstrained Bond Fund	[ ]

Investment personnel
Janus Henderson Global Unconstrained Bond Fund

William H. Gross is Executive Vice President and Portfolio Manager of Janus Henderson Global Unconstrained Bond Fund, which he has managed since October 2014. Mr. Gross is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2014. Prior to joining Janus Capital, Mr. Gross was Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”).
Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the Fund he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely
33	Janus Investment Fund

affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that the Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of the Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.
34	Janus Investment Fund

Other information

CLOSED FUND POLICIES
The Fund may limit sales of its Shares to new investors. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUND
The Fund is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
35	Janus Investment Fund

Distributions and taxes

Distributions
To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Income dividends for the Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Fund or its agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Fund or its agents. Distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of
36	Janus Investment Fund

the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income and, after December 31, 2018, payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares sold from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The
37	Janus Investment Fund

Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.
38	Janus Investment Fund

Shareholder’s guide

With certain exceptions, the Fund is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholder’s Guide for additional details.
Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and, until August 31, 2018, employer-sponsored retirement platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Effective September 4, 2018, Class C Shares will be closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans will no longer be able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.
Effective on or about November 1, 2018, Class C Shares will implement an automatic conversion feature pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital or its affiliates. Class N Shares
39	Janus Investment Fund

also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. The Fund’s per share class NAV is available at janushenderson.com/advisor/mutual-funds (or janushenderson.com/allfunds for shareholders of Class D Shares).
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in
40	Janus Investment Fund

good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
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You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 4.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with the Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with the Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500 (None for defined contribution plans)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500 (2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.
(2)	Shareholders who invest through financial intermediaries with supermarket and/or self-directed brokerage platforms that maintain omnibus accounts and charge asset-based service fees may not be subject to this minimum. Please contact your financial intermediary for more information.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Fund
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
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Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a
44	Janus Investment Fund

portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if
45	Janus Investment Fund

applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.
The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with the Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
46	Janus Investment Fund

Class I Shares
The minimum investment is $1 million for institutional investors (including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments) who established Class I Share accounts before August 4, 2017 and investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with the Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
47	Janus Investment Fund

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of Janus Capital), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Fund and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts
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described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.
You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Conversion of Class C Shares to Class A Shares
Effective November 1, 2018, the Fund has adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.
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For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.
It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•	Effective September 4, 2018, Class C Shares will be closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans will no longer be able to make additional purchases or exchanges into Class C Shares. Other share classes offered by the Fund that are eligible for investment by employer-sponsored retirement plans are unaffected by this closure.
50	Janus Investment Fund

•	Effective November 1, 2018, your Class C Shares that have been held for ten years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the tenth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after ten years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In
51	Janus Investment Fund

addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
52	Janus Investment Fund

•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges”;
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares”.
The Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but
53	Janus Investment Fund

are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Fund.
Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative
54	Janus Investment Fund

at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info.
•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund may elect to provide the top performance contributors/detractors, including the percentage of contribution/detraction to Fund performance, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or her designee. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Fund’s fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

[To be updated by amendment]
The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by [    ], whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Unconstrained Bond Fund – Class A
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.70	$9.71	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.19	0.18	0.09	— (3)
Net gain/(loss) on investments (both realized and unrealized)		0.14	0.06	(0.27)	0.01
Total from investment operations		0.33	0.24	(0.18)	0.01
Less distributions and other:
Dividends from net investment income		(0.38)	(0.13)	(0.07)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.12)	(0.05)	—
Total distributions and other		(0.39)	(0.25)	(0.12)	—
Net asset value, end of period		$9.64	$9.70	$9.71	$10.01
Total return(4)		3.51%	2.54%	(1.86)%	0.10%
Net assets, end of period (in thousands)		$123,769	$85,242	$82,298	$3,934
Average net assets for the period (in thousands)		$103,307	$81,615	$44,607	$3,934
Ratio of gross expenses to average net assets(5)		1.01%	1.01%	1.07%	5.73%
Ratio of net expenses to average net assets(5)		1.01%	1.01%	1.07%	1.08%
Ratio of net investment income/(loss) to average net assets(5)		1.94%	1.90%	0.93%	(0.36)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
56	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class C
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.69	$9.69	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.12	0.11	0.02	(0.01)
Net gain/(loss) on investments (both realized and unrealized)		0.14	0.07	(0.28)	0.02
Total from investment operations		0.26	0.18	(0.26)	0.01
Less distributions and other:
Dividends from net investment income		(0.31)	(0.09)	(0.03)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.09)	(0.03)	—
Total distributions and other		(0.32)	(0.18)	(0.06)	—
Net asset value, end of period		$9.63	$9.69	$9.69	$10.01
Total return(3)		2.75%	1.87%	(2.59)%	0.10%
Net assets, end of period (in thousands)		$60,913	$45,452	$51,993	$272
Average net assets for the period (in thousands)		$54,205	$45,549	$26,045	$126
Ratio of gross expenses to average net assets(4)		1.75%	1.76%	1.80%	6.43%
Ratio of net expenses to average net assets(4)		1.75%	1.76%	1.80%	1.83%
Ratio of net investment income/(loss) to average net assets(4)		1.22%	1.12%	0.23%	(0.97)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
57	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class S
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.70	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.17	0.17	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)		0.14	0.07	(0.28)	0.02
Total from investment operations		0.31	0.24	(0.21)	0.01
Less distributions and other:
Dividends from net investment income		(0.37)	(0.13)	(0.06)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.11)	(0.04)	—
Total distributions and other		(0.38)	(0.24)	(0.10)	—
Net asset value, end of period		$9.63	$9.70	$9.70	$10.01
Total return(3)		3.24%	2.51%	(2.13)%	0.10%
Net assets, end of period (in thousands)		$1,071	$541	$487	$50
Average net assets for the period (in thousands)		$716	$463	$288	$50
Ratio of gross expenses to average net assets(4)		1.21%	1.23%	1.36%	5.97%
Ratio of net expenses to average net assets(4)		1.17%	1.14%	1.36%	1.33%
Ratio of net investment income/(loss) to average net assets(4)		1.75%	1.79%	0.71%	(0.61)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
58	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class I
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.70	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.21	0.21	0.12	— (3)
Net gain/(loss) on investments (both realized and unrealized)		0.15	0.07	(0.28)	0.01
Total from investment operations		0.36	0.28	(0.16)	0.01
Less distributions and other:
Dividends from net investment income		(0.41)	(0.15)	(0.09)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.13)	(0.06)	—
Total distributions and other		(0.42)	(0.28)	(0.15)	—
Net asset value, end of period		$9.64	$9.70	$9.70	$10.01
Total return(4)		3.79%	2.90%	(1.56)%	0.10%
Net assets, end of period (in thousands)		$1,685,309	$1,168,251	$1,104,105	$3,935
Average net assets for the period (in thousands)		$1,409,826	$1,035,919	$731,773	$3,934
Ratio of gross expenses to average net assets(5)		0.74%	0.75%	0.76%	5.47%
Ratio of net expenses to average net assets(5)		0.74%	0.75%	0.76%	0.83%
Ratio of net investment income/(loss) to average net assets(5)		2.22%	2.15%	1.26%	(0.11)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
59	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class N
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.70	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.22	0.21	0.12	— (3)
Net gain/(loss) on investments (both realized and unrealized)		0.14	0.07	(0.28)	0.01
Total from investment operations		0.36	0.28	(0.16)	0.01
Less distributions and other:
Dividends from net investment income		(0.41)	(0.15)	(0.09)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.13)	(0.06)	—
Total distributions and other		(0.42)	(0.28)	(0.15)	—
Net asset value, end of period		$9.64	$9.70	$9.70	$10.01
Total return(4)		3.82%	2.93%	(1.58)%	0.10%
Net assets, end of period (in thousands)		$5,444	$3,967	$3,099	$50
Average net assets for the period (in thousands)		$5,122	$3,265	$1,667	$50
Ratio of gross expenses to average net assets(5)		0.71%	0.73%	0.77%	5.47%
Ratio of net expenses to average net assets(5)		0.71%	0.73%	0.77%	0.83%
Ratio of net investment income/(loss) to average net assets(5)		2.25%	2.22%	1.22%	(0.11)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
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Janus Henderson Global Unconstrained Bond Fund – Class R
	Years or Period ended June 30
	2018	2017	2016	2015 (1)
Net asset value, beginning of period		$9.70	$9.70	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.14	0.15	0.03
Net gain/(loss) on investments (both realized and unrealized)		0.15	0.06	(0.26)
Total from investment operations		0.29	0.21	(0.23)
Less distributions and other:
Dividends from net investment income		(0.34)	(0.11)	(0.04)
Distributions from capital gains		—	—	—
Return of capital		(0.01)	(0.10)	(0.03)
Total distributions and other		(0.35)	(0.21)	(0.07)
Net asset value, end of period		$9.64	$9.70	$9.70
Total return(3)		3.05%	2.15%	(2.31)%
Net assets, end of period (in thousands)		$551	$211	$50
Average net assets for the period (in thousands)		$343	$162	$50
Ratio of gross expenses to average net assets(4)		1.47%	1.46%	1.49%
Ratio of net expenses to average net assets(4)		1.47%	1.46%	1.49%
Ratio of net investment income/(loss) to average net assets(4)		1.42%	1.56%	0.71%
Portfolio turnover rate		145%	149%	107%

(1)	Period February 6, 2015 (commencement of Class R Shares) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
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Janus Henderson Global Unconstrained Bond Fund – Class T
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.69	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.19	0.18	0.10	— (3)
Net gain/(loss) on investments (both realized and unrealized)		0.15	0.07	(0.28)	0.01
Total from investment operations		0.34	0.25	(0.18)	0.01
Less distributions and other:
Dividends from net investment income		(0.39)	(0.14)	(0.08)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.12)	(0.05)	—
Total distributions and other		(0.40)	(0.26)	(0.13)	—
Net asset value, end of period		$9.63	$9.69	$9.70	$10.01
Total return(4)		3.58%	2.60%	(1.80)%	0.10%
Net assets, end of period (in thousands)		$217,138	$164,055	$195,190	$3,949
Average net assets for the period (in thousands)		$193,689	$173,502	$118,182	$3,938
Ratio of gross expenses to average net assets(5)		0.95%	0.98%	1.01%	5.72%
Ratio of net expenses to average net assets(5)		0.94%	0.94%	1.01%	1.08%
Ratio of net investment income/(loss) to average net assets(5)		2.02%	1.92%	0.99%	(0.36)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
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Appendix A – intermediary sales charge waivers and discounts

Merrill Lynch

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
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Morgan Stanley

The following information is provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
65	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
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Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such
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securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & poor’s ratings services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

71	Janus Investment Fund

fitch, inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

72	Janus Investment Fund

moody’s investors service, inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
73	Janus Investment Fund

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.
The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼ [   ], 2018
Class D Shares* Ticker
Fixed Income
Janus Henderson Global Unconstrained Bond Fund	JUCDX

Janus Investment Fund
*CLASS D SHARES ARE CLOSED TO CERTAIN NEW INVESTORS
Prospectus
Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Global Unconstrained Bond Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.

Fund summary
Janus Henderson Global Unconstrained Bond Fund	2
Additional information about the Fund
Fees and expenses	10
Additional investment strategies and general portfolio policies	10
Risks of the Fund	17
Management of the Fund
Investment adviser	30
Management expenses	30
Investment personnel	31
Other information	33
Distributions and taxes	34
Shareholder’s manual
Doing business with Janus Henderson	37
Pricing of fund shares	41
Administrative services fees	42
Payments to financial intermediaries by Janus Capital or its affiliates	42
Paying for shares	43
Exchanges	44
Payment of redemption proceeds	45
Excessive trading	47
Shareholder services and account policies	49
Financial highlights	52
Glossary of investment terms	53
Explanation of rating categories	59
1	Janus Investment Fund

Fund summary

Janus Henderson Global Unconstrained Bond Fund
Ticker:	JUCDX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. [To be updated by amendment]
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	%
Other Expenses	%
Acquired Fund(1) Fees and Expenses	%
Total Annual Fund Operating Expenses	%

(1)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$	$	$	$

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. As an “unconstrained” fund, the Fund has the flexibility to invest across all fixed-income asset classes, and is not managed to be compared to any specific index. The Fund has significant latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have long, short, or negative duration.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and include, but are not limited to such investments as government notes and bonds, corporate bonds, convertible bonds, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide
2	Janus Henderson Global Unconstrained Bond Fund

exposure to various fixed-income instruments (“Fixed-Income Instruments”). The Fund’s exposure to Fixed-Income Instruments may also be obtained through investments in other entities such as investment companies, including mutual funds, exchange-traded funds (“ETFs”), and closed-end funds or through real estate investment trusts. In pursuing its investment objective, the Fund will have exposure to investments that are economically tied to a number of countries throughout the world.
The Fund’s average portfolio duration may range from negative 4 years to plus 6 years. As of June 30, 2018, the Fund’s average portfolio duration was [    ] years. The Fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The Fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the Fund’s net assets), preferred stock, and equity securities. The Fund may invest in shares of companies through initial public offerings. The Fund may invest in special situations companies, including companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
The Fund may invest all of its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may utilize swap agreements, including index and single-name credit default swaps, inflation-linked swaps, interest rate swaps, and total return swaps. The Fund may also use forward foreign currency exchange contracts, interest rate futures, options, options on futures, commodity and index futures, swaptions, and various other derivatives. Derivatives are used for various investment purposes, such as, but not limited to, to manage or hedge portfolio risk, interest rate risk, or currency exposure, to gain exposure to or to short individual securities, and to earn income, meet liquidity needs, enhance return, manage duration, or manage credit exposure. The Fund’s exposure to derivatives will vary.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, and may engage in short sales of equity and fixed-income securities. The Fund may implement short positions through derivatives such as options, futures, or swaps. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Unconstrained Investing Risk.  Because the portfolio manager employs an unconstrained investment approach, the Fund may have exposure to a broad range of securities and instruments, credit qualities, maturities, countries, and regions. As a result, there is a greater risk that the Fund may underperform the 3-Month USD LIBOR (the Fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the Fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity
3	Janus Henderson Global Unconstrained Bond Fund

of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than
4	Janus Henderson Global Unconstrained Bond Fund

investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2018, approximately [    ]% of the Fund’s investments were in emerging markets (i.e., countries included in the MSCI Emerging Markets Indexsm).
Derivatives Risk.  Derivatives, such as swaps, futures, forwards, and options, can be highly volatile and involve risks similar to those of the underlying referenced securities or assets, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Derivatives may be difficult to value, are susceptible to liquidity risk, and entail the risk that a party will default on its obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate futures in particular entail the risk that the Fund’s portfolio manager’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
5	Janus Henderson Global Unconstrained Bond Fund

Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Bridge loans involve certain risks in addition to those associated with bank loans including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Short Sales Risk.  Entering into short sales can involve the loss of more money than the actual cost of the investment, and the risk of loss if the third party to the short sale does not honor its contract terms.
Reverse Repurchase Agreement Risk.  In a reverse repurchase agreement, there is a risk that the other party to the agreement fails to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or the value of the collateral held by the Fund is less than the value of such securities.
Equity Securities Risk.  The Fund’s use of equity securities, such as common stocks and preferred stocks, creates additional risk as those securities typically have greater price volatility than fixed-income securities and may decline in response to general market conditions.
Special Situations Risk.  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. This may also include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Special situations may result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Exchange-Traded and Mutual Funds Risk.  The Fund may invest in ETFs and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.
Real Estate Securities Risk.  An investment in the Fund may be subject to many of the same risks as a direct investment in real estate. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Commodity-Linked Investments Risk.  The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative
6	Janus Henderson Global Unconstrained Bond Fund

instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
[To be updated by amendment]
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: %	Worst Quarter: %

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2018 was [    ]%.
7	Janus Henderson Global Unconstrained Bond Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 Year	Since Inception (5/27/14)
Class D Shares
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)%		%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the 3-Month USD LIBOR. The index is described below.
•	The 3-Month USD LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  William H. Gross is Executive Vice President and Portfolio Manager of the Fund, which he has managed since October 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$ 50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
8	Janus Henderson Global Unconstrained Bond Fund

Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
9	Janus Henderson Global Unconstrained Bond Fund

Additional information about the Fund

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended June 30, 2018.
•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Other Expenses”
°	include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Fund’s transfer agent.
°	may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit until at least [November 1, 2019]. The expense limit is described in the “Management Expenses” section of this Prospectus.
•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary section, including the types of securities the Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Fund’s composition can change over time. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
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In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Closed-End Funds
The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that, unlike an open-end mutual fund, do not typically issue redeemable shares. Instead, a fixed number of shares trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market. The shares of closed-end funds frequently trade at either a premium or discount relative to their underlying net asset values.
Commodity Futures Contracts
Commodity futures contracts are financial instruments in which a buyer agrees to purchase and a seller agrees to sell a designated commodity for a fixed price at a specified future date. Commodity futures contracts may be listed on an exchange and thus traded at market prices on an exchange pursuant to terms common to all market participants.
Commodity Futures Trading Commission (“CFTC”) Regulation
In 2012, the CFTC adopted changes to Rule 4.5 under the Commodity Exchange Act that required Janus Capital to register with the CFTC, and operation of the Fund is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Cross-Currency Swaps
The Fund may enter into cross-currency swaps or basis swaps. A cross-currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Emerging Markets
The Fund will normally limit its investments in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” to 50% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Eurodollar Futures Contracts
The Fund may make investments in Eurodollar futures contracts, which are typically used to adjust interest rate exposure and replicate government bond positions. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.
Foreign Securities
The Fund invests in foreign securities and foreign currencies. The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under
11	Janus Investment Fund

U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”).
Index Credit Default Swaps
The Fund may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.
Inflation-Linked Securities
The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings
The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.
Interest Rate Swaps
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
Leverage
Certain of the Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect.
Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets.
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Bank Loans.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.  Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.  DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.  Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
The Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized mortgage obligations, collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations), structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and return.
Non-Agency Mortgage-Backed Securities
The Fund may invest in non-agency mortgage-backed securities, which are mortgage-backed securities issued or guaranteed by private issuers.
Options on Futures Contracts
An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Options on Securities and Indices
The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less
13	Janus Investment Fund

than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the Investment Company Act of 1940, as amended.
Options on Swap Contracts
The Fund may enter into options on swap agreements, commonly referred to as “swaptions.” A swaption is a contract that gives a purchaser the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Fund. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio manager believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the portfolio manager believes such changes are desirable. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.
Privately Issued Mortgage-Related Securities
The Fund may invest in privately issued mortgage-related securities, which are mortgage-backed securities issued or guaranteed by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Privately issued mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Privately issued mortgage-related securities generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools.
Real Estate-Related Securities
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose
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money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Fund may engage in short sales of equity and fixed-income securities. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
When engaging in short sales, the Fund may transact with a prime broker. In the event that the prime broker becomes insolvent, the Fund may be unable to settle pending short sales, engage in additional short sales, and/or access its assets that are held by the broker, for a period of time. In addition, there is a risk that the prime broker will be unwilling or unable to perform its contractual obligations under the prime brokerage arrangement.
The Fund may also enter into short positions through forward commitments or short derivative positions through options contracts, futures contracts, and swap agreements. A short derivative position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. In this regard, if the price of the security or derivative has increased in value, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales and short derivatives positions have a leveraging effect on the Fund, which may increase the Fund’s volatility.
Single-Name Credit Default Swaps
The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
Sovereign Bond Futures Contracts
Sovereign bond futures contracts provide for the delivery upon maturity of one sovereign bond among a basket of eligible-to-deliver sovereign bonds.
Special Situations
The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer.
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Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
The Fund may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation-linked swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, a commodity index, or commodity markets, and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation-linked, and total return are described in this Prospectus and/or in the “Glossary of Investment Terms.”
TBA Commitments
The Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
Treasury Futures Contracts
Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.
U.S. Government Securities
The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by
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earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:
•	other investment companies (such as exchange-traded funds)
•	pass-through securities including dollar rolls
•	securities convertible into common stocks or preferred stocks
•	pay-in-kind and step coupon securities
•	equity and fixed-income securities issued in private placement transactions

Risks of the Fund
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in fixed-income instruments and derivatives that provide exposure to fixed-income instruments. The following information is intended to help you better understand some of the risks of investing in the Fund, including those risks that are summarized in the Fund Summary section. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.
Closed-End Funds Risk.  Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks, or other methods. While the use of leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and net asset value volatility and the possibility that a closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. Closed-end funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Some closed-end funds may have a thin trading market or “float,” which could result in them being less liquid than an open-end mutual fund. In addition, to the extent that an underlying closed-end fund invests in fixed-income securities, it will be subject to the same risks described under “Fixed-Income Securities Risk.”
Collateralized Debt Obligation Risk.  The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk.  The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If
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the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Janus Capital, it is possible that the Fund could lose all or substantially all of its investment.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Fund’s return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
•	Commodity Futures Contracts Risk. There are several risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while the Fund is invested in a futures contract on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
•	Cross-Currency Swaps Risk. Cross-currency or basis swaps are subject to currency risk. They also involve exchange risk on principal and are subject to credit risk.
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•	Currency Futures. Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the OTC market. The use of currency futures contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.
•	Eurodollar Futures Contracts Risk. Eurodollar futures contracts involve market risk associated with changes in interest rates.
•	Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Fund’s performance. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Fund from divesting of a forward currency contract at the optimal time and may adversely affect the Fund’s returns and net asset value.
•	Index Credit Default Swaps Risk. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
•	Interest Rate Futures Risk. The Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio manager’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio manager may not result in the successful use of interest rate futures.
•	Interest Rate Swaps Risk. The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.
•	Options on Futures Contracts Risk. The amount of risk that the Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.
•	Options on Securities and Indices Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
•	Options on Swap Contracts Risk. Because the use of options on swap contracts, or “swaptions,” generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by
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the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
•	Single-Name Credit Default Swaps Risk. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.
•	Sovereign Bond Futures Contracts Risk. Interest rate movements directly affect the price of the sovereign bond futures contracts held by the Fund. If a sovereign bond futures contract is denominated in a non-U.S. currency, the Fund will be exposed to exchange rate risk. In addition, the price, yield, and modified duration of each eligible-to-deliver sovereign bond under the relevant sovereign bond futures contract may change unpredictably, affecting the value of the sovereign bond futures contract.
•	Treasury Futures Contracts Risk. While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.
Emerging Markets Risk.  The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
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Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Exchange-Traded Notes Risk.  The Fund may invest, directly or indirectly, in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in
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ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, the Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. The Federal Reserve raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.  The Fund invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market
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governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as the Fund holds a foreign security or invests directly in foreign currencies, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Concentration Risk. To the extent that the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
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Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Fund’s exposure to industry risk.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. In addition, as a fund increases in size, the impact of IPOs on that fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, swaps, options, and other derivatives to manage interest rate risk.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
24	Janus Investment Fund

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Loan Risk.  The Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•	Bank Loan Risk. The bank loans in which the Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•	Bridge Loan Risk. Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of
25	Janus Investment Fund

bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.
The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, currency, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio manager’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (also known as “junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that the portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of the Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Money Market Fund Investment Risk.  By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, the Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high
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volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (“SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that the Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in
27	Janus Investment Fund

price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities, including securities issued under Regulation S, could have the effect of increasing the Fund’s level of illiquidity. Private placements and securities issued under Regulation S may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Privately Issued Mortgage-Related Securities Risk.  Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that the Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse
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repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.
Rule 144A Securities Risk.  The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Fund’s Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.  The Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment. The Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Fund

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund. Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) (“Kapstream”), pursuant to which certain employees of Kapstream may also serve as employees or as “associated persons” of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund.
Management expenses
The Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.
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The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Fund’s average daily net assets. [To be updated by amendment]
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2018)
Janus Henderson Global Unconstrained Bond Fund	First $1 Billion	0.65
	Next $2 Billion	0.62
	Over $3 Billion	0.60

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level until at least [November 1, 2019]. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The reports are also available, free of charge, at janushenderson.com/reports.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least [November 1, 2019]. [To be updated by amendment]
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Unconstrained Bond Fund	[ ]

Investment personnel
Janus Henderson Global Unconstrained Bond Fund

William H. Gross is Executive Vice President and Portfolio Manager of Janus Henderson Global Unconstrained Bond Fund, which he has managed since October 2014. Mr. Gross is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2014. Prior to joining Janus Capital, Mr. Gross was Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”).
Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the Fund he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest
31	Janus Investment Fund

relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that the Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of the Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.
32	Janus Investment Fund

Other information

CLOSED FUND POLICIES
The Fund may limit sales of its Shares to new investors. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUND
The Fund is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
33	Janus Investment Fund

Distributions and taxes

Distributions
To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Income dividends for the Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Fund or its agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Fund or its agents. Distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.
How Distributions Affect the Fund’s NAV
Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Fund at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Fund offers the following options:
Reinvestment Option.  You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option.  You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option.  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option.  You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
The Fund reserves the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”
34	Janus Investment Fund

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income and, after December 31, 2018, payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares sold from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. The Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
35	Janus Investment Fund

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.
36	Janus Investment Fund

Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Fund. This section will help you become familiar with the different types of accounts you can establish with Janus Capital. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Fund is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.
Doing business with Janus Henderson
The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Under certain limited circumstances, shareholders of other Janus Henderson share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.
In addition, directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of Shares, the recipient of Class D Shares may continue to purchase Class D Shares.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.
Online –  janushenderson.com  – 24 hours a day, 7 days a week

At janushenderson.com/individual* existing shareholders can:
•	Obtain Fund information and performance
•	View your personalized performance
•	Review your account or your complete portfolio
•	Buy, exchange, and sell Janus Henderson funds
•	Update personal information
•	Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms
•	Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
*	New accounts can only be opened via written request. In addition, certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.
Janus Henderson XpressLinetm 1-888-979-7737 • 24-hour automated phone system	Mailing Address Janus Henderson P.O. Box 55932 Boston, MA 02205-5932 For Overnight Mail Janus Henderson 30 Dan Road, Suite 55932 Canton, MA 02021-2809
Janus Henderson Representatives 1-800-525-3713
TDD For the speech and hearing impaired. 1-800-525-0056

37	Janus Investment Fund

Minimum Investments*

To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$ 100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 100
To add to any existing type of Fund account without an automatic investment program	$ 50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account (paid to Janus Services) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.
Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.
Tax-Deferred Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-deferred accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1⁄2 or used for a nonqualifying purpose.
Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.
38	Janus Investment Fund

Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.
Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.
Please refer to the following for information regarding opening an account and conducting business with Janus Henderson.
To Open an Account or Buy Shares
New accounts can only be opened via written request. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

•	To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
•	To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

•	You may buy additional shares in an existing Fund account. You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

•	For an existing account, you may use Janus Henderson XpressLinetm to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•	You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
39	Janus Investment Fund

By Automated Investments

•	To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.
•	You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note:  For more information, refer to “Paying for Shares.”
To Exchange Shares
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

•	Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

•	Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLinetm or a Janus Henderson representative.
By Mail/In Writing

•	To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

•	You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note:  For more information, refer to “Exchanges.”
To Sell Shares
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
Online

•	Redemptions may be made online at janushenderson.com/individual.
By Telephone

•	Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLinetm or a Janus Henderson representative. The Fund reserves the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

•	To request a redemption in writing, please follow the instructions in “Written Instructions.”
By Systematic Redemption

•	This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note:  For more information, refer to “Payment of Redemption Proceeds.”
40	Janus Investment Fund

Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by the Fund or its agents. The Fund’s per share class NAV is available at janushenderson.com/allfunds (or janushenderson.com/advisor/mutual-funds for all other available share classes).
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
41	Janus Investment Fund

Policies in Relation to Transactions
All requests, including but not limited to, exchanges between the Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.
Administrative services fees
The Fund pays an annual administrative services fee of 0.12% of net assets of Class D Shares. These administrative services fees are paid by Class D Shares of the Fund. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.
Payments to financial intermediaries by Janus Capital or its affiliates
With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when
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evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.
Paying for shares
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•	Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•	Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•	When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•	We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•	The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•	For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•	If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus Capital is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide
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documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, Janus Capital may temporarily limit additional share purchases. In addition, Janus Capital may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.
Exchanges
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•	An exchange represents the redemption (or sale) of shares from the Fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-retirement account.
•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. The Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•	New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
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•	Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.
•	For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•	With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*	Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Payment of redemption proceeds
As previously noted, with certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•	Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•	ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Fund can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
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The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*	Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.
Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
•	the name of the Janus Henderson fund(s) being redeemed or exchanged;
•	the account number(s);
•	the amount of money or number of shares being redeemed or exchanged;
•	the name(s) on the account;
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•	the signature(s) of one or more registered account owners; and
•	your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
•	You request a redemption by check above a certain dollar amount.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Fund is also available for purchase through third party intermediaries. As described below, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges”;
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares”.
The Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
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The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Fund.
Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.
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Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-3713 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/reports.
•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund may elect to provide the top performance contributors/detractors, including the percentage of contribution/detraction to Fund performance, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or her designee. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.
Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Please note that you may change or add bank information online at janushenderson.com/individual for purchases only. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janushenderson.com/individual or over the telephone. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
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Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund as undeliverable. Based upon statutory requirements for returned mail, Janus Capital will attempt to locate the shareholder or rightful owner of the account. If Janus Capital is unable to locate the shareholder, then Janus Capital is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLinetm. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLinetm, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janushenderson.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janushenderson.com/individual, the Fund
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will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within three days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.
The Fund produces financial reports that include a complete list of the Fund’s portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically at janushenderson.com/edelivery. The Fund’s fiscal year ends June 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Fund will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.
Temporary Suspension of Services
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Fund to redeem its Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
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Financial highlights

[To be updated by amendment]
The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by [    ], whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Unconstrained Bond Fund – Class D
	Years or Period ended June 30
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period		$9.70	$9.71	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)		0.19	0.18	0.10	— (3)
Net gain/(loss) on investments (both realized and unrealized)		0.15	0.06	(0.27)	0.01
Total from investment operations		0.34	0.24	(0.17)	0.01
Less distributions and other:
Dividends from net investment income		(0.39)	(0.13)	(0.08)	—
Distributions from capital gains		—	—	—	—
Return of capital		(0.01)	(0.12)	(0.05)	—
Total distributions and other		(0.40)	(0.25)	(0.13)	—
Net asset value, end of period		$9.64	$9.70	$9.71	$10.01
Total return(4)		3.55%	2.53%	(1.68)%	0.10%
Net assets, end of period (in thousands)		$16,621	$14,162	$13,269	$254
Average net assets for the period (in thousands)		$15,427	$13,166	$7,698	$118
Ratio of gross expenses to average net assets(5)		0.97%	1.01%	1.14%	5.97%
Ratio of net expenses to average net assets(5)		0.97%	1.01%	1.01%	1.08%
Ratio of net investment income/(loss) to average net assets(5)		2.01%	1.92%	0.98%	(0.25)%
Portfolio turnover rate		145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
53	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
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Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such
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securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & poor’s ratings services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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fitch, inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

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moody’s investors service, inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
61	Janus Investment Fund

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/reports. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period.
The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
P.O. Box 55932
Boston, MA 02205-5932
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.

▼ [  ], 2018
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Fixed Income
Janus Henderson Global Unconstrained Bond Fund	JUCAX	JUCCX	JUCDX	JUCIX	JUCNX	JUCRX	JUCSX	JUCTX

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of Janus Henderson Global Unconstrained Bond Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectuses dated [        ], 2018, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Fund, is [To be updated by amendment] into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	55
Custodian, transfer agent, and certain affiliations	63
Portfolio transactions and brokerage	65
Shares of the trust	67
Net Asset Value Determination	67
Purchases	68
Distribution and Shareholder Servicing Plans	70
Redemptions	71
Income dividends, capital gains distributions, and tax status	73
Trustees and officers	78
Principal shareholders	90
Miscellaneous information	91
Shares of the Trust	93
Shareholder Meetings	93
Voting Rights	93
Master/Feeder Option	93
Independent Registered Public Accounting Firm	94
Registration Statement	94
Financial statements	95
Appendix A	96
Explanation of Rating Categories	96

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about Janus Henderson Global Unconstrained Bond Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for the Fund.
Investment Policies and Restrictions
The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.
(1)  With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
The Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.
(7)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If the Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6)  The Fund may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Strategies and Risks
The Fund may seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, exchange-traded funds that invest in commodities or commodities-related investments, exchange-traded notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectuses and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations.
Unless otherwise noted in the Prospectuses or this SAI, the Subsidiary will be subject to the same investment policies and restrictions, and generally follow the same compliance policies and procedures as the Fund. The Subsidiary’s compliance with applicable policies and procedures is part of periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Fund. (See “Segregation of Assets.”)
To qualify as a regulated investment company under the Internal Revenue Code, 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund has not applied for a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the tax treatment of income generated by investments in controlled foreign corporations, such as the Subsidiary. The IRS has issued a number of private letter rulings to mutual funds, which indicate that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The Fund has obtained an opinion from legal counsel that income received by the Fund from the Subsidiary will be qualifying income to the extent the Fund receives a distribution out of the Subsidiary’s earnings and profits for the purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the IRS or a court could disagree with the legal opinion obtained by the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could adversely affect the Fund. In September 2016, the Treasury and the IRS proposed regulations that would treat such income as qualifying income only to the extent the Fund receives a distribution out of the Subsidiary’s earnings and profits, which is the practice the Subsidiary and the Fund follow. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that income and gains the Fund derives from its investment in the Subsidiary do not or will not constitute qualifying income. In such a case, the Fund could fail to qualify as a regulated investment company, in which case all the income and gain of the Fund would be subject to federal income tax at regular corporate rates.
Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 which required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Such CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively impact the Fund’s returns.
Please see “Income Dividends, Capital Gains Distributions, and Tax Status” for information about certain federal income tax aspects of the Fund’s investment in the Subsidiary.
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. The Fund may invest in commercial paper that is rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P. Although one or more of the other risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund’s liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). For liquidity determinations with respect to the Fund’s Subsidiary, the Fund will “look through” the Subsidiary to the Subsidiary’s portfolio holdings for purposes of complying with the Fund’s liquidity requirements.
If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.
The Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. The Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. The Fund may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund’s NAV.

Segregation of Assets
Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, the Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when the Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, the Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When the Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Segregation and Collateral Procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on the Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, the Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, the Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”
In order to comply with the Segregation and Collateral Procedures, the Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
The Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.

Regulation S Securities
The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the Fund’s 15% of net assets limitation on investment in illiquid securities will apply. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares. The Fund has discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Trust Preferred Securities.  The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest payments received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell its holdings. In identifying the risks of the trust preferred securities, Janus Capital will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and the Fund in turn assumes the credit risk associated with the convertible note.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
The Fund may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Fund wishes to sell it.
Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, the Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Financial Services Sector Risk
To the extent the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
The Fund invests in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There is considerable uncertainty relating to the circumstances and potential consequences of an exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the

EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, the Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm and any other countries specified in the Fund’s Prospectuses. The Fund will normally limit its investments in emerging market countries to 50% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Brady Bonds.  The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
Securities Listed on Chinese Stock Exchanges.  The Fund may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A Fund with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The Fund expects to invest in China B Shares.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and the fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of the fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a fund’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a fund’s investments in the PRC.
Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Foreign Currency Exchange-Related Investments
Foreign Currency Warrants.  Foreign currency warrants such as Currency Exchange Warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities.  The Fund may invest in principal exchange rate linked securities, which are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper.  The Fund may invest in performance indexed paper, which is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Short Sales
The Fund may engage in “short sales against the box.” This technique involves either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. The Fund may engage in short sales of equity and fixed-income securities and may implement short positions through derivatives such as options, futures, or swaps.
The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
The Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Fund may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Fund.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Fund’s investments in mortgage-backed securities, including privately issued mortgage-related securities, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations.  The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations.  The Fund may invest in collateralized mortgage obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objective and policies, Janus Capital may invest in various tranches of CMO bonds, including support bonds.
Commercial Mortgage-Backed Securities.  The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, the Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Stripped Mortgage-Backed Securities.  The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
CMO Residuals.  The Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/ or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities.  The Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Fund also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund’s Prospectuses may apply.
Investment Company Securities
From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). Section 12(d)(1) limitations are not applied with respect to the Fund’s investment in the Subsidiary, which is not deemed to be an investment company. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.
Pursuant to the terms of an SEC exemptive order issued to the Trust, the Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities purchased by the Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by Janus Capital or its affiliates (as well as shares held by Janus Capital and its affiliates), cannot exceed 25% of the outstanding voting securities of the acquired investment company at the time of purchase, and none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. The Fund may not rely on the order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except under certain limited circumstances. To the extent necessary to comply with the provisions of the 1940 Act or the order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, Janus Capital will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.
To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect the Fund’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of the 1940 Act.
The Fund may invest in business development companies (“BDCs”) and closed-end funds. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. Closed-end funds are actively managed investment companies that are traded on securities exchanges. In addition to the restrictions on investing in other investment companies discussed above, the Fund may not invest in a closed-end fund if such investment would cause the Fund and other Janus Capital-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end fund.
As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
The Fund may invest, directly or indirectly, in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s Prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
The Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, the Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.
The Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.
Pre-Refunded Municipal Bonds.  The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Municipal Lease Obligations.  The Fund may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
The Fund may purchase unrated municipal lease obligations if determined by Janus Capital to be of comparable quality to rated securities in which the Fund is permitted to invest. The Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.
Municipal Warrants.  The Fund may invest in municipal warrants, which are essentially call options on municipal obligations. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal obligation in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced.
Municipal Obligations with Credit Enhancements.  The Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal obligations that have been issued and are outstanding are insured by a small number of insurance companies, so an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligation insured by that insurance company and on the municipal obligation markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal obligations. Given the large number of potential claims against the insurers of municipal obligations, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
Residual Interest Bonds.  The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal obligation in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal obligation. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in a RIB typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. Accordingly, RIBs can be very volatile and may be less liquid than other municipal obligations of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the Fund’s investment objective and general investment policies, the Fund may invest in RIBs without limitation.
Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal obligations. In a typical custodial receipt arrangement, an issuer or third party owner of municipal obligations deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal obligations. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal obligation. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal obligation of comparable quality and maturity.
Build America Bonds.  The Fund may invest in Build America Bonds. The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allowed state and local governments to issue taxable bonds to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments received a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality could elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income and the Fund may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but those tax credits are generally not refundable.
Other Income-Producing Securities
Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.
When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
Credit Spread Trades.  The Fund may invest in credit spread trades, which are investment positions relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, the Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, the Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Sale-Buybacks.  The Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
Mortgage Dollar Rolls
The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed security.

The Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of the Fund’s total assets. The loans in which the Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of the Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. The Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent the Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bank Capital Securities.  The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Corporate Loans.  The Fund may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of the Fund’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. The Fund generally acquires Corporate Loans of borrowers that, in Janus Capital’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by Janus Capital. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. Each Fund attempts to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus Janus Capital relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, the Fund is particularly dependent on the analytical abilities of Janus Capital.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. In addition, the market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of Janus Capital, this should enhance their liquidity.
The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Fund may even acquire and retain Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, Janus Capital believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Trade Claims.  The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. Trade claims are illiquid investments which generally do not pay interest and are typically unsecured. There can be no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding.
Floating Rate Loans.  The Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, the Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, the Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The Fund may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information.  With respect to certain loan transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in the Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because the Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or the Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, the Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The Fund may invest in high-yield/high-risk bonds (also known as “junk” bonds) without limit. The Fund’s investments in high-yield securities may include both debt and equity securities of distressed companies.
Lower rated bonds, which are considered speculative, and debt securities of distressed companies involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds or securities so affected.
The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund’s portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield and distressed company securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
The Fund may hold defaulted securities if the portfolio manager believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities.  Although the Fund generally will purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Infrastructure Investments
The Fund may invest in infrastructure-related investments. Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.
Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including a project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.
An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.
Futures, Options, and Other Derivative Instruments
The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Fund may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for the Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, the Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company’s stock. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If the Fund owns interest rate sensitive securities and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio manager’s view about the direction of interest rates is incorrect, the Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Fund may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, the Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, the Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

As a result of current or future regulation, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Janus Capital has registered with the CFTC as a commodity pool operator with respect to the operation of the Fund. Under the CFTC’s “harmonization” rules, Janus Capital is not subject to certain CFTC recordkeeping, reporting, and disclosure requirements with respect to the Fund. Janus Capital and the Fund instead are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under the CFTC’s “substituted compliance” regime. Janus Capital is required to file certain notices and periodic reports with the National Futures Association in connection with the substituted compliance regime. Existing or new regulation by the CFTC may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Options on Foreign Currencies.  The Fund may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

The Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian.
The Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.
The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.
The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund may also purchase and write OTC options on foreign securities indices.
The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if Janus Capital believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Janus Capital believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in the Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, the Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Fund may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; inflation-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). The Fund may invest in currency exchange rate swap agreements. In addition, the Fund may enter into single-name credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into a swap on other than a net basis, it would maintain segregated assets in the full amount accrued on a daily basis of its obligations with respect to the swap.
Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
The Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus

Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.
There is no limit on the number of swap transactions that may be entered into by the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to the Fund because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and CDXs, for investment purposes and to add leverage to its portfolio. The Fund’s investments in CDXs may include credit default swaps on index tranches. Credit default swap index tranches give the Fund, as a seller of credit protection for example, the opportunity to take on exposures to specific credit default swap index default baskets or scenarios. Each tranche has a different sensitivity to credit risk correlations among entities in the index. In addition, the Fund may invest in single-name credit default swaps to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
The Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

To the extent the Fund invests in CDXs, it is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Single-name credit default swaps enable the Fund to buy or sell protection against a credit event of a specific issuer. As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract. If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. The Fund as a seller of a single-name credit default swap could experience losses if the portfolio manager does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
In addition to the risks applicable to derivatives generally, single-name credit default swaps involve special risks because such securities may be difficult to value, are susceptible to liquidity and credit risk, and with respect to purchased protection, generally pay a return to the Fund only in the event of a credit event such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). With respect to illiquidity, if a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The risks for cleared credit default swaps may be lower than for uncleared credit default swaps because, to the extent such a trading market is available, the counterparty is a clearinghouse. However, there is no assurance that a clearinghouse or its members will satisfy their obligations. In addition, unlike CDXs, single-name credit default swaps do not have the benefit of diversification across many issuers.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Forward Volatility Agreements.  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.
Event-Linked Exposure.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Options on Swap Contracts.  The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Recovery Locks.  The Fund may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. The Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that Janus Capital will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if the Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. The Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
Synthetic Equity Swaps.  The Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Fund will either pay or receive the net amount. The Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter.

Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters. Inverse floaters involve leverage which may magnify the Fund’s gains or losses.
The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund’s investment in these instruments exposes the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund’s indirect exposure to commodities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.
Credit-Linked Securities.  The Fund may invest in credit-linked securities. Credit-linked securities are types of structured products that are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.
Commodity-Linked Notes.  Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, Janus Capital analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Significant Market Events.  Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. The 2008 financial crisis in both the U.S. and global economies resulted, in significant declines in value and liquidity worldwide across the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. The conclusion of this support, and/or failure of the measures put in place could negatively affect financial markets generally, as well as the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, the enactment of the Dodd-Frank Act in 2010, provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending.
The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The value of the Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which the Fund invests. In the event of such an occurrence, the issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Concentration Risk.  To the extent the Fund focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Portfolio Turnover
The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager or due to a restructuring of the Fund’s portfolio as a result of a change in portfolio management. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Fund for the last two fiscal years. [To be updated by amendment]
Fund Name	Portfolio Turnover Rate for the fiscal year ended June 30, 2018	Portfolio Turnover Rate for the fiscal year ended June 30, 2017
Janus Henderson Global Unconstrained Bond Fund(1)		145%

(1)	Due to the nature of the securities in which it invests and/or its investment strategies, the Fund may have relatively high portfolio turnover compared to other funds.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund may elect to provide the top performance contributors/detractors, including the percentage of contribution/detraction to Fund performance, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
[To be updated by amendment]
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current

Name	Frequency	Lag Time
Eagle Investment Systems LLC	As needed	Current
EKS&H LLP	Daily	30 days
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Omgeo LLC	Daily	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current

Name	Frequency	Lag Time
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, non-U.S. registered investment companies, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

Investment adviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs.
In rendering investment advisory services to the Fund, Janus Capital may use the portfolio management, research, and other resources of Kapstream Capital Pty Limited (Australia) (“Kapstream”), a foreign (non-U.S.) affiliate of Janus Capital. Kapstream employees may provide services to the Fund either as employees of Janus Capital or through a “participating affiliate” arrangement, as that term is used in guidance issued by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Kapstream and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from Kapstream may render portfolio management, research, and other services to the Fund, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses Janus Capital for its out-of-pocket costs. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with the Fund.
A discussion regarding the basis for the Trustees’ approval of the Fund’s Investment Advisory Agreement is included in the Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

The Fund and the Subsidiary each pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each, and is calculated at the following annual rate.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)
Janus Henderson Global Unconstrained Bond Fund	First $1 Billion Next $2 Billion Over $3 Billion	0.65 0.62 0.60

To the extent the Fund invests its assets in the Subsidiary, Janus Capital does not collect fees that it would otherwise be entitled in an amount equal to the fee rate that Janus Capital receives from the Subsidiary.
Information relating to the Subsidiary advisory agreement is contained in the section titled “Management and Operation of the Subsidiary.”
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least [November 1, 2019]. [To be updated by amendment]
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Unconstrained Bond Fund	[ ]

The following table summarizes the investment advisory fees paid by the Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30. [To be updated by amendment]
	2018		2017		2016
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Janus Henderson Global Unconstrained Bond Fund			$11,425,597	$—	$8,692,576	– $147

Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Advisor Group, Inc. and its broker-dealer subsidiaries; American Enterprise Investment Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; UBS Financial Services Inc.; Wells Fargo Clearing Services, LLC; and Wells Fargo Advisors Financial Network, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.
Additional Information About Janus Capital
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
Janus Capital and Janus Henderson Distributors currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gift and Entertainment Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all Janus Capital and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital, Janus Henderson Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
The Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Capital Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Capital Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Capital Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Capital Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Capital Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Capital Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Capital Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Capital Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Capital Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Capital Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Capital Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Capital Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Capital Guidelines for use in voting proxies. Below is a summary of some of the Janus Capital Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Capital Guidelines, Janus Capital will generally vote pursuant to that Janus Capital Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Capital Guidelines.

Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and the Subsidiary, and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.
Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of the Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended June 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Fund to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain share classes may include the reimbursement of administrative services fees by Janus Capital to the Fund. [To be updated by amendment]

	2018	2017	2016
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Global Unconstrained Bond Fund
Class D Shares		$ 18,634	$ 15,803
Class R Shares		$ 868	$ 401
Class S Shares		$ 1,811	$ 1,158
Class T Shares		$487,707	$433,410

Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Fund also uses and pays for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Fund with contingent deferred sales charges, as applicable.
Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Fund. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
The Fund may engage a prime broker to facilitate short sale transactions. A prime broker may provide services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software, and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use a prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.
For the fiscal year ended June 30, 2018, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below. [To be updated by amendment]
Fund Name	Commissions	Transactions
Janus Henderson Global Unconstrained Bond Fund

[To be updated by amendment]
Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Fund. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.
Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.
When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.
The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal years ended June 30. [To be updated by amendment]
Fund Name	2018	2017	2016
Janus Henderson Global Unconstrained Bond Fund		$398,487	$284,475

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of June 30, 2018, the Fund owned securities of its regular broker-dealers (or parents) as shown below: [To be updated by amendment]
Fund Name	Name of Broker-Dealer	Value of Securities Owned

Shares of the trust

Net Asset Value Determination
As stated in the Fund’s Prospectuses, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

Purchases
With the exception of Class D Shares, Class I Shares, and Class N Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectuses will provide you with detailed information about investing in the Fund.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30. [To be updated by amendment]
	Aggregate Sales Commissions
Fund Name	2018	2017	2016
Janus Henderson Global Unconstrained Bond Fund
Class A Shares		$529,365	$283,676

During the fiscal years ended June 30, Janus Henderson Distributors retained the following upfront sales charges. [To be updated by amendment]
	Upfront Sales Charges
Fund Name	2018	2017	2016
Janus Henderson Global Unconstrained Bond Fund
Class A Shares		$36,366	$22,076

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended June 30, 2018, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund in total paid $[            ] to Janus Henderson Distributors (substantially all of which Janus

Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below. [To be updated by amendment]
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Global Unconstrained Bond Fund
Class A Shares
Class C Shares
Class R Shares
Class S Shares

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares and Class N Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and the subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended June 30, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below. [To be updated by amendment]
	Contingent Deferred Sales Charges
Fund Name	2018	2017	2016
Janus Henderson Global Unconstrained Bond Fund
Class A Shares		$ —	$ 718
Class C Shares		$10,360	$40,572

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.
It is a policy of the Fund to make distributions of substantially all of its net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares dividends daily and makes monthly distributions of net investment income. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month.
Fund Taxation
The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid the 4% federal excise tax, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.
Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
The Fund may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
The Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact the Fund’s performance.
For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Internal Revenue Code currently does not contain a provision permitting a regulated investment company to pass the special character of this income through to its shareholders. As a result, direct investors in REITs may be entitled to this deduction while investors that invest in a fund that invests in REITs will not.
The Fund’s investments in REITs, if any, may require the Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.
The Fund may invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has previously issued private letter rulings to mutual funds (but not the Fund) in which the IRS specifically concluded that income derived from investment in a wholly-owned subsidiary of a fund would be qualifying income. Currently, the IRS has suspended the issuance of such private letter rulings pending a review of its position. The Fund has obtained an opinion from legal counsel that the Fund’s income inclusion with respect to the Subsidiary will be qualifying income to the extent the Fund receives a distribution out of the Subsidiary’s earnings and profits for the purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. In 2016, the Treasury and the IRS issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such income inclusion, which is the practice the Fund and the Subsidiary currently follow. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position the income and gains the Fund derives from its investment in the Subsidiary do not or will not constitute qualifying income. If the IRS makes an adverse determination relating to the treatment of such income and gain, the Fund may need to change its investment strategies, which could adversely affect the Fund. In addition, the Fund could fail to qualify as a regulated investment company, in which case all the income and gain of the Fund would be subject to federal income tax at regular corporate rates and the holders of variable annuity and variable life insurance contracts who have indirectly invested in the Fund may be subject to current federal income taxation with respect to their contracts and thereby lose the benefit of tax deferral.

Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, and be taxed as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”). The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his, her or its investment within a family of mutual funds.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Trustees and officers

[To be updated by amendment]
The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of [    ] series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	[ ]	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	[ ]	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	[ ]	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	[ ]	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	[ ]	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms) (2004-2014), Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	[ ]	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	[ ]	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	[ ]	Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	[ ]	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Henderson Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”) (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
James T. Rothe:  Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Diane L. Wallace:  Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Fund Independent Trustee since 2017.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table: [To be updated by amendment]
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2018
Audit Committee	Reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR and Form N-Q filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor, which performs the audits of the Trust’s financial statements, regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, and preapproval of all audit and nonaudit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from Janus Capital’s enterprise risk management and internal audit departments.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart Diane L. Wallace	[ ]
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions, oversees the implementation of the policies of Janus Capital and any subadviser on behalf of the Trust, and reviews reports provided with respect to compliance with such policies.	Alan A. Brown (Chair) Gary A. Poliner James T. Rothe William D. Stewart	[ ]

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2018
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to the Fund(s) to review the investment performance, investment risk characteristics, and strategies of the Fund(s) in light of its stated investment objectives and policies. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act.	Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William F. McCalpin Gary A. Poliner James T. Rothe William D. Stewart Diane L. Wallace Linda S. Wolf	[ ]
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust and compliance with any conditions included in any exemptive order of the SEC or other orders and settlement agreements applicable to the Trust, reviews reports and other materials related to such compliance, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. The Committee also monitors the performance of legal counsel employed by the Trust, oversees administration of the Trust’s insurance program, and oversees the administration of the Trust’s securities lending program.	Gary A. Poliner (Chair) Alan A. Brown William F. McCalpin Diane L. Wallace	[ ]
Nominating and Governance Committee	Identifies and recommends individuals for Trustee membership, recommends an independent Trustee to serve as Board Chair, consults with Fund officers and the Board Chair in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. The Committee also leads the Trustees’ annual self-assessment process.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin James T. Rothe	[ ]
Pricing Committee	Reviews and approves, or disapproves or ratifies, fair valuation determinations and valuation methodologies, determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also provides oversight of all types of derivative instruments used by the Trust and the currency hedging activities of the Trust, reviews the reasonableness of valuation procedures, management’s adherence to such procedures, the adequacy of supporting documentation, the frequency and magnitude of pricing errors, and other matters related to pricing the Fund’s securities.	William D. Cvengros (Chair) Raudline Etienne James T. Rothe William D. Stewart	[ ]

Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2017, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”). [To be updated by amendment]

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin		(1)
Alan A. Brown
William D. Cvengros
Raudline Etienne		(1)
Gary A. Poliner		(1)
James T. Rothe		(1)
William D. Stewart
Diane L. Wallace
Linda S. Wolf		(1)

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”). [To be updated by amendment]
Name of Person, Position	Aggregate Compensation from the Fund for fiscal year ended June 30, 2018	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2017(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)		$419,050
Alan A. Brown, Trustee(4)		$329,000
William D. Cvengros, Trustee(4)		$333,500
Raudline Etienne, Trustee(4)		$310,100
Gary A. Poliner, Trustee(4)		$316,000
James T. Rothe, Trustee(4)		$303,000
William D. Stewart, Trustee(4)		$307,000
Diane L. Wallace, Trustee		$207,917
Linda S. Wolf, Trustee(4)		$320,000

(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of [ ] portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $62,950, Raudline Etienne $31,050, and Gary A. Poliner $316,000.

(3)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

Janus Henderson Investment Personnel
[To be updated by amendment]
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2018. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. No accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
William H. Gross	Number of Other Accounts Managed
Assets in Other Accounts Managed

Material Conflicts
As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, pooled investment vehicles, or separately managed accounts, which may have materially lower or higher fees than the Fund. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio manager may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. Under certain circumstances, the portfolio manager (or portfolio manager’s family members) may own the same securities as those held in the Fund’s portfolio. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.
Janus Capital (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus Capital’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by the portfolio manager (or portfolio manager’s family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.
Janus Capital is the adviser to the Fund and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” to the Fund. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for the Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Capital “funds of funds” portfolio managers, Enrique Chang, who also serves as Global Chief Investment Officer of Janus Henderson Investors, and oversees equity and fundamental fixed-income trading, and Ashwin Alankar, who also serves as Senior Vice President and Global Head of Asset Allocation and Risk Management of

Janus Capital, each have regular and continuous access to information regarding the holdings and trade details of the Fund, as well as knowledge of, and potential impact on, investment strategies and techniques of the Fund.
Compensation Information
The following describes the structure and method of calculating the portfolio manager’s compensation as of June 30, 2018.
The portfolio manager is compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JHG restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
The portfolio manager’s variable compensation is discretionary and is determined by Janus Henderson management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.
The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of June 30, 2018, the portfolio manager beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”). [To be updated by amendment]
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed	Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
William H. Gross

Principal shareholders

[To be updated by amendment]

Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 49 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund(1)	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x		x		x	x
Janus Henderson Balanced Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund(1)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund(1)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x		x		x	x
Janus Henderson Enterprise Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund(1)	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(2)	x	x	x	x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(3)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(3)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(3)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund(1)	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x		x		x	x
Janus Henderson Global Life Sciences Fund(3)	x	x	x	x		x		x	x
Janus Henderson Global Real Estate Fund(2)	x	x	x	x		x		x	x
Janus Henderson Global Research Fund(3)	x	x	x	x		x	x	x	x
Janus Henderson Global Select Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Global Technology Fund(3)	x	x	x	x		x		x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(3)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(3)			x						x
Janus Henderson Growth and Income Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson High-Yield Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson International Long/Short Equity Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Managed Volatility Fund(2)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund(1)	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(2)(3)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(3)			x						x
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Overseas Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Research Fund(3)	x	x	x	x		x	x	x	x
Janus Henderson Select Value Fund	x	x	x	x		x		x	x
Janus Henderson Short-Term Bond Fund(3)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(2)(3)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund(1)	x	x	x	x		x		x	x
Janus Henderson Triton Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Growth Opportunities Fund(1)	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(2)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x		x		x	x
Janus Henderson Venture Fund(3)	x	x	x	x		x		x	x

(1)	On June 5, 2017, the funds of the Henderson Global Funds trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding funds of Henderson Global Funds. The Fund described in this SAI has a fiscal year end of June 30.
(2)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The Fund described in this SAI has a fiscal year end of June 30.
(3)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (2) or (3) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund. Effective June 5, 2017, Janus Global Technology Fund assumed the assets and liabilities of Henderson Global Technology Fund and was subsequently renamed Janus Henderson Global Technology Fund. Effective June 12, 2017, Janus Emerging Markets Fund was reorganized into Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund). Effective June 26, 2017, Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund).
Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus Henderson” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Management And Operation of the Subsidiary
The Subsidiary, Janus Global Unconstrained Bond Subsidiary, Ltd., is an exempted company organized under the laws of the Cayman Islands, with its registered office at Maples Corporate Services Limited (“MCS”), PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board currently consisting of one Director, Kathryn Santoro, Chief Legal Counsel of the Fund. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors. The Subsidiary has entered into an investment advisory agreement with Janus Capital whereby Janus Capital provides investment advisory services to the Subsidiary.
The Subsidiary pays Janus Capital a management fee based on the average daily net assets of the Subsidiary and is calculated at the annual rate of 0.65% for the first $1 billion of the average daily closing net asset value of the Fund and Subsidiary, 0.62% for the next $2 billion in assets, and 0.60% for assets in excess of $3 billion. Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the

Subsidiary. The management fee waiver arrangement may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.
The advisory agreement with Janus Capital with respect to the Subsidiary will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Independent Trustees, and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The agreement: (i) may be terminated without the payment of any penalty by the Fund or either party on 60 days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent otherwise required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.
The Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.
Independent Registered Public Accounting Firm
[To be updated by amendment]
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

[To be updated by amendment]

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

JANUS INVESTMENT FUND

PART C - OTHER INFORMATION

ITEM 28.         Exhibits

Exhibit (a) – Articles of Incorporation
(a)(1)	Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).
(a)(2)	Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).
(a)(3)	Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(a)(4)	Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).
(a)(5)	Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(a)(6)	Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(a)(7)	Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).
(a)(8)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).
(a)(9)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).
(a)(10)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).
(a)(11)	Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).
(a)(12)	Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(a)(13)	Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(a)(14)	Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(a)(15)	Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(a)(16)	Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(a)(17)	Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(a)(18)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(a)(19)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(a)(20)	Certificate Redesignating Janus Global Opportunities Fund, dated July 7, 2010, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(a)(21)	Form of Certificate of Establishment and Designation of Series and Share Classes (Perkins Value Plus Income Fund) is incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(a)(22)	Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).
(a)(23)	Certificate Redesignating Janus Orion Fund, dated September 14, 2010, is incorporated herein by reference to Exhibit (a)(27) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).
(a)(24)	Certificate of Establishment and Designation of Series and Share Classes (Janus Emerging Markets Fund and Janus Global Bond Fund) is incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).
(a)(25)	Form of Certificate of Establishment and Designation of Share Classes (Janus Venture Fund) is incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 148, filed on May 2, 2011 (File No. 2-34393).
(a)(26)	Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Real Return Allocation Fund) is incorporated herein by reference to Exhibit (a)(33) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).
(a)(27)	Certificate of Establishment and Designation of Series and Share Classes (Janus Asia Equity Fund) is incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).
(a)(28)	Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(a)(29)	Certificate of Establishment and Designation of Series and Share Classes (INTECH Global Dividend Fund and Perkins Select Value Fund), dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(a)(30)	Certificate of Establishment and Designation of Share Class (Class N Shares), dated May 22, 2012, is incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).
(a)(31)	Certificate Redesignating Janus Real Return Allocation Fund, dated October 8, 2012, is incorporated herein by reference to Exhibit (a)(41) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).
(a)(32)	Certificate of Establishment and Designation of Series and Share Classes (Janus Diversified Alternatives Fund), dated December 18, 2012, is incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).
(a)(33)	Certificate Redesignating Janus Conservative Allocation Fund, Janus Growth Allocation Fund, and Janus Moderate Allocation Fund, dated February 11, 2013, is incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(a)(34)	Certificate Redesignating Janus Worldwide Fund, dated March 11, 2013, is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(35)	Certificate of Establishment and Designation of Series and Share Classes (Perkins International Value Fund), dated March 20, 2013, is incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(a)(36)	Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Multi-Sector Income Fund) is incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).
(a)(37)	Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Unconstrained Bond Fund) is incorporated herein by reference to Exhibit (a)(50) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).
(a)(38)	Certificate Redesignating Janus Unconstrained Bond Fund, dated September 30, 2014, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).
(a)(39)	Form of Certificate of Establishment and Designation of Share Class (INTECH Funds – Class N Shares) is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).
(a)(40)	Form of Certificate of Establishment and Designation of Series (INTECH Emerging Markets Managed Volatility Fund) is incorporated herein by reference to Exhibit (a)(53) to Post-Effective Amendment No. 212, filed on December 17, 2014 (File No. 2-34393).
(a)(41)	Form of Certificate of Establishment and Designation of Share Class (INTECH U.S. Managed Volatility Fund – Class D Shares) is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment No. 213, filed on December 22, 2014 (File No. 2-34393).
(a)(42)	Certificate Redesignating INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend Fund, and INTECH International Fund, dated December 12, 2014, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File No. 2-34393).
(a)(43)	Certificate of Establishment and Designation of Share Class (Janus Global Unconstrained Bond Fund – Class R Shares), dated January 5, 2015, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 218, filed on February 6, 2015 (File No. 2-34393).
(a)(44)	Certificate of Establishment and Designation of Share Class (INTECH International Managed Volatility Fund – Class D Shares), dated April 22, 2015, is incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 223, filed on April 24, 2015 (File No. 2-34393).
(a)(45)	Certificate of Establishment and Designation of Janus Adaptive Global Allocation Fund, dated June 19, 2015, is incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 225, filed on June 23, 2015 (File No. 2-34393).
(a)(46)	Certificate of Establishment and Designation of Share Class (Janus Forty Fund – Class D Shares), dated January 25, 2017, is incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).
(a)(47)	Certificate of Establishment and Designation of Share Class (Janus Global Technology Fund – Class N Shares), dated January 25, 2017, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).
(a)(48)	Certificate of Establishment and Designation of Share Class (Janus Research Fund – Class R Shares), dated January 25, 2017, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).
(a)(49)	Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated February 15, 2017, is incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).

(a)(50)	Amended and Restated Certificate of Establishment and Designation of Janus Henderson All Asset Fund, Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Income Equity Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus Henderson Strategic Income Fund, and Janus Henderson U.S. Growth Opportunities Fund, dated May 25, 2017, is incorporated herein by reference to Exhibit (a)(65) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(a)(51)	Certificate of Termination of Janus Henderson U.S. Core Fund, dated June 26, 2017, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(52)	Certificate of Redesignation, dated June 30, 2017, is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(53)	Certificate of Termination of Janus International Equity Fund, dated March 30, 2017, is incorporated herein by reference to Exhibit (a)(53) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(54)	Certificate of Termination of Janus Fund, dated May 1, 2017, is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(55)	Certificate of Termination of Janus Twenty Fund, dated May 1, 2017, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(56)	Certificate of Termination of Janus Emerging Markets Fund, dated June 12, 2017, is incorporated herein by reference to Exhibit (a)(56) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(a)(57)	Certificate of Establishment and Designation of Share Class (Class N Shares of Janus Henderson Asia Equity Fund, Janus Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund) is incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 269, filed on January 26, 2018 (File No. 2-34393).
Exhibit (b) – By-laws
(b)(1)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(b)(2)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(b)(3)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
Exhibit (c) – Instruments Defining Rights of Security Holders
(c)(1)	Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(2)	Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(3)	Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(4)	Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(1)	Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(c)(5)	Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(6)	Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(7)	Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(c)(8)	Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(9)	Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(c)(10)	Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(c)(11)	Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).
(c)(12)	Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).
Exhibit (d) – Investment Advisory Contracts
(d)(1)	Form of Investment Advisory Agreement for Janus Henderson Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(249) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(2)	Form of Investment Sub-Advisory Agreement for Janus Henderson Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(250) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(3)	Form of Investment Advisory Agreement for Janus Henderson International Opportunities Fund is incorporated herein by reference to Exhibit (d)(251) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(4)	Form of Investment Sub-Advisory Agreement for Janus Henderson International Opportunities Fund is incorporated herein by reference to Exhibit (d)(252) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(5)	Form of Investment Advisory Agreement for Janus Henderson Global Equity Income Fund is incorporated herein by reference to Exhibit (d)(253) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(6)	Form of Investment Sub-Advisory Agreement for Janus Henderson Global Equity Income Fund is incorporated herein by reference to Exhibit (d)(254) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(7)	Form of Investment Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(255) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(8)	Form of Investment Sub-Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(256) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(9)	Form of Investment Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(257) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(10)	Form of Investment Sub-Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(258) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(11)	Form of Investment Advisory Agreement for Janus Henderson All Asset Fund is incorporated herein by reference to Exhibit (d)(259) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).

(d)(12)	Form of Investment Sub-Advisory Agreement for Janus Henderson All Asset Fund is incorporated herein by reference to Exhibit (d)(260) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(13)	Form of Investment Advisory Agreement for Janus Henderson International Long/Short Equity Fund is incorporated herein by reference to Exhibit (d)(261) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(14)	Form of Investment Sub-Advisory Agreement for Janus Henderson International Long/Short Equity Fund is incorporated herein by reference to Exhibit (d)(262) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(15)	Form of Investment Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is incorporated herein by reference to Exhibit (d)(263) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(16)	Form of Investment Sub-Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is incorporated herein by reference to Exhibit (d)(264) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(17)	Form of Investment Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund is incorporated herein by reference to Exhibit (d)(265) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(18)	Form of Investment Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund is incorporated herein by reference to Exhibit (d)(266) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(19)	Form of Investment Advisory Agreement for Janus Henderson International Small Cap Fund is incorporated herein by reference to Exhibit (d)(267) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(20)	Form of Investment Sub-Advisory Agreement for Janus Henderson International Small Cap Fund is incorporated herein by reference to Exhibit (d)(268) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(d)(21)	Investment Advisory Agreement for Janus Henderson Adaptive Global Allocation Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(22)	Investment Advisory Agreement for Janus Henderson Diversified Alternatives Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(22) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(23)	Investment Advisory Agreement for Janus Henderson Emerging Markets Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(24)	Investment Advisory Agreement for Janus Henderson Flexible Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(25)	Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Conservative, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(26)	Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Moderate, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(26) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(27)	Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Growth, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(27) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(28)	Investment Advisory Agreement for Janus Henderson Global Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(28) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(29)	Investment Advisory Agreement for Janus Henderson Global Income Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(29) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(30)	Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(31)	Investment Advisory Agreement for Janus Henderson Government Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(32)	Investment Advisory Agreement for Janus Henderson High-Yield Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(33)	Investment Advisory Agreement for Janus Henderson International Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(34)	Investment Advisory Agreement for Janus Henderson Large Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(34) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(35)	Investment Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(36)	Investment Advisory Agreement for Janus Henderson Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(36) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(37)	Investment Advisory Agreement for Janus Henderson Multi-Sector Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(37) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(38)	Investment Advisory Agreement for Janus Henderson Real Return Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(38) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(39)	Investment Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(39) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(40)	Investment Advisory Agreement for Janus Henderson Short-Term Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(40) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(41)	Investment Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(41) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(42)	Investment Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(42) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(43)	Investment Advisory Agreement for Janus Henderson Value Plus Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(43) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(44)	Investment Advisory Agreement for Janus Henderson U.S. Core Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(44) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(45)	Investment Advisory Agreement for Janus Henderson Diversified Alternatives Subsidiary, Ltd., dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(45) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(46)	Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Subsidiary, Ltd., dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(46) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(47)	Investment Sub-Advisory Agreement for Janus Henderson Emerging Markets Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(47) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(48)	Investment Sub-Advisory Agreement for Janus Henderson Global Income Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(48) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(49)	Investment Sub-Advisory Agreement for Janus Henderson International Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(49) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(50)	Investment Sub-Advisory Agreement for Janus Henderson Large Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(50) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(51)	Investment Sub-Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(51) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(52)	Investment Sub-Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(52) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(53)	Investment Sub-Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(53) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(54)	Investment Sub-Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(54) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(55)	Investment Sub-Advisory Agreement for Janus Henderson Value Plus Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(55) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(56)	Investment Sub-Advisory Agreement for Janus Henderson U.S. Core Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(56) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(57)	Investment Advisory Agreement for Janus Henderson Asia Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(57) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(58)	Investment Advisory Agreement for Janus Henderson Balanced Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(58) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(59)	Investment Advisory Agreement for Janus Henderson Contrarian Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(59) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(60)	Investment Advisory Agreement for Janus Henderson Enterprise Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(60) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(61)	Investment Advisory Agreement for Janus Henderson Forty Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(61) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(62)	Investment Advisory Agreement for Janus Henderson Global Life Sciences Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(62) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(63)	Investment Advisory Agreement for Janus Henderson Global Real Estate Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(63) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(64)	Investment Advisory Agreement for Janus Henderson Global Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(64) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(65)	Investment Advisory Agreement for Janus Henderson Global Select Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(65) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(d)(66)	Investment Advisory Agreement for Janus Henderson Global Technology Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(66) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(67)	Investment Advisory Agreement for Janus Henderson Global Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(67) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(68)	Investment Advisory Agreement for Janus Henderson Growth and Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(68) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(69)	Investment Advisory Agreement for Janus Henderson International Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(69) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(70)	Investment Advisory Agreement for Janus Henderson Overseas Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(71)	Investment Advisory Agreement for Janus Henderson Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(71) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(72)	Investment Advisory Agreement for Janus Henderson Triton Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(72) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(73)	Investment Advisory Agreement for Janus Henderson Venture Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(73) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(74)	Investment Advisory Agreement for Janus Emerging Markets Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(74) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(75)	Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Henderson Asia Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(75) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(76)	Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson Asia Equity Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(76) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(77)	Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Emerging Markets Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(77) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(78)	Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson Global Real Estate Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(78) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(79)	Investment Sub-Advisory Agreement for Janus Henderson Global Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(79) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(d)(80)	Investment Sub-Advisory Agreement for Janus Henderson International Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(80) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
Exhibit (e) – Underwriting Contracts
(e)(1)	Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements

(g)(1)	Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(g)(2)	Form of Letter Agreement in regards to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(g)(3)	Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).
(g)(4)	Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund, Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(14) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(g)(5)	Letter Agreement with regard to Janus Money Market Fund and Janus Government Money Market Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(15) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(g)(6)	Form of Letter Agreement with regard to Perkins Value Plus Income Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(16) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(g)(7)	Letter Agreement with regard to Janus Emerging Markets Fund and Janus Global Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(17) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).
(g)(8)	Form of Letter Agreement with regard to Janus Real Return Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(20) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).
(g)(9)	Form of Letter Agreement with regard to Janus Asia Equity Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(21) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).
(g)(10)	Letter Agreement with regard to Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(22) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(g)(11)	Letter Agreement with regard to Janus Orion Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(24) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(g)(12)	Letter Agreement with regard to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(g)(13)	Letter Agreement with regard to INTECH Global Dividend Fund and Perkins Select Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(28) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(g)(14)	Letter Agreement with regard to Janus Real Return Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(30) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).
(g)(15)	Form of Letter Agreement with regard to Janus Diversified Alternatives Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(31) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(g)(16)	Letter Agreement with regard to Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and Janus Growth Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(32) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(g)(17)	Form of Letter Agreement with regard to Janus Worldwide Fund and Janus Global Research Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(33) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(g)(18)	Form of Letter Agreement with regard to Perkins International Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(34) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(g)(19)	Form of Letter Agreement with regard to Janus Multi-Sector Income Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(36) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).
(g)(20)	Form of Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(37) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).
(g)(21)	Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(38) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).
(g)(22)	Form of Letter Agreement with regard to INTECH Emerging Markets Managed Volatility Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(39) to Post-Effective Amendment No. 212, filed on December 17, 2014 (File No. 2-34393).
(g)(23)	Letter Agreement with regard to INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend Fund, and INTECH International Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(40) to Post-Effective Amendment No. 217, filed on January 28, 2015 (File No. 2-34393).
(g)(24)	Form of Letter Agreement with regard to Janus Adaptive Global Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(41) to Post-Effective Amendment No. 225, filed on June 23, 2015 (File No. 2-34393).
(g)(25)	Form of Letter Agreement with regard to Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson Dividend & Income Builder Fund, Janus Henderson Emerging Markets Fund, Janus Henderson U.S. Growth Opportunities Fund and Janus Henderson International Small Cap Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(42) to Post-Effective Amendment No. 242, filed on February 16, 2017 (File No. 2-34393).
(g)(26)	First Amendment to Amended and Restated Custodian Contract between Janus Investment Fund and State Street Bank and Trust Company, dated May 26, 2017, is incorporated herein by reference to Exhibit (g)(26) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(g)(27)	Custodian Contract dated October 19, 2017, between Janus Investment Fund and BNP Paribas, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 263, filed on November 13, 2017 (File No. 2-34393).
Exhibit (h) – Other Material Contracts
(h)(1)	Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(h)(2)	Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).
(h)(3)	Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(h)(4)	Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).
(h)(5)	Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).
(h)(6)	Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).
(h)(7)	Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).
(h)(8)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(h)(9)	Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).
(h)(10)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).
(h)(11)	Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(h)(12)	Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhibit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(h)(13)	Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
(h)(14)	Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).
(h)(15)	Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).
(h)(16)	Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).
(h)(17)	Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8 (ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).
(h)(18)	Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, Janus Smart Portfolio – Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(19)	Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).
(h)(20)	Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).
(h)(21)	Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).
(h)(22)	Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).
(h)(23)	First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).
(h)(24)	Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).
(h)(25)	Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).
(h)(26)	Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(h)(27)	Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(h)(28)	Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(h)(29)	Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).
(h)(30)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Adviser funds, is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(31)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Balanced Fund, is incorporated herein by reference to Exhibit (h)(32) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(32)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Contrarian Fund, is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(33)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Enterprise Fund, is incorporated herein by reference to Exhibit (h)(34) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(34)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(35)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(37) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(36)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus High-Yield Fund, is incorporated herein by reference to Exhibit (h)(38) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(37)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Orion Fund, is incorporated herein by reference to Exhibit (h)(39) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(38)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(40) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(39)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Triton Fund, is incorporated herein by reference to Exhibit (h)(42) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(40)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(43) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(41)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(44) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(42)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(45) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(43)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(h)(44)	Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(87) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).
(h)(45)	Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(88) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).
(h)(46)	Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(91) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).
(h)(47)	Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(92) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).
(h)(48)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(h)(49)	Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(96) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(h)(50)	Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(97) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(51)	Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(h)(52)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(h)(53)	Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).
(h)(54)	Amendment dated August 2, 2010 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio – Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(107) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).
(h)(55)	Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).
(h)(56)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).
(h)(57)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Research Core Fund and Janus Growth and Income Fund is incorporated herein by reference to Exhibit (h)(116) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).
(h)(58)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).
(h)(59)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).
(h)(60)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).
(h)(61)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).
(h)(62)	Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).
(h)(63)	Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(135) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).
(h)(64)	Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(h)(65)	Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(137) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(h)(66)	Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(138) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(h)(67)	Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(68)	Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(141) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(h)(69)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).
(h)(70)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).
(h)(71)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).
(h)(72)	Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).
(h)(73)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).
(h)(74)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).
(h)(75)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).
(h)(76)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Global Research Fund and Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(176) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(77)	Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(78)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(79)	Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(179) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(80)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(81)	Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(82)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(83)	Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(84)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(h)(85)	Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(86)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).
(h)(87)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).
(h)(88)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).
(h)(89)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).
(h)(90)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).
(h)(91)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).
(h)(92)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 6, 2014, is incorporated herein by reference to Exhibit (h)(215) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).
(h)(93)	Amendment dated October 6, 2014 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(216) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).
(h)(94)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(218) to Post-Effective Amendment No. 212, filed on December 17, 2014 (File No. 2-34393).
(h)(95)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(219) to Post-Effective Amendment No. 212, filed on December 17, 2014 (File No. 2-34393).
(h)(96)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(221) to Post-Effective Amendment No. 225, filed on June 23, 2015 (File No. 2-34393).
(h)(97)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(222) to Post-Effective Amendment No. 225, filed on June 23, 2015 (File No. 2-34393).
(h)(98)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(223) to Post-Effective Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).
(h)(99)	Amendment dated December 11, 2015 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(224) to Post-Effective Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).
(h)(100)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 16, 2016, is incorporated herein by reference to Exhibit (h)(225) to Post-Effective Amendment No. 234, filed on August 15, 2016 (File No. 2-34393).
(h)(101)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson All Asset Fund, is incorporated herein by reference to Exhibit (h)(226) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(102)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson Dividend & Income Builder Fund, is incorporated herein by reference to Exhibit (h)(227) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(h)(103)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(228) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(104)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson European Focus Fund, is incorporated herein by reference to Exhibit (h)(229) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(105)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson Global Equity Income Fund, is incorporated herein by reference to Exhibit (h)(230) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(106)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson International Opportunities Fund, is incorporated herein by reference to Exhibit (h)(231) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(107)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson International Long/Short Equity Fund, is incorporated herein by reference to Exhibit (h)(232) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(108)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson International Small Cap Fund, is incorporated herein by reference to Exhibit (h)(233) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(109)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson Strategic Income Fund, is incorporated herein by reference to Exhibit (h)(234) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(110)	Expense Limitation Agreement dated June 5, 2017, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Henderson U.S. Growth Opportunities Fund, is incorporated herein by reference to Exhibit (h)(235) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(111)	Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(236) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(112)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 5, 2017, is incorporated herein by reference to Exhibit (h)(237) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).
(h)(113)	Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(113) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(114)	Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of the Janus Global Allocation Funds, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(114) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(115)	Amendment dated June 5, 2017 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(116)	Amendment dated June 26, 2017 to Administration Agreement between Janus Investment Fund on behalf of Janus Henderson U.S. Core Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(116) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(h)(117)	Third Amendment to the Amended and Restated Transfer Agency Agreement between Janus Investment Fund and Janus Services LLC, dated May 26, 2017, is incorporated herein by reference to Exhibit (h)(117) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(118)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 26, 2017 on behalf of Janus Henderson U.S. Core Fund, is incorporated herein by reference to Exhibit (h)(118) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(119)	Amendment dated March 30, 2017 to Administration Agreement between Janus Investment Fund on behalf of Janus International Equity Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(120)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 30, 2017 on behalf of Janus International Equity Fund, is incorporated herein by reference to Exhibit (h)(120) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(121)	Amendment dated April 28, 2017 to Administration Agreement between Janus Investment Fund on behalf of Janus Fund and Janus Twenty Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(121) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(122)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated April 28, 2017 on behalf of Janus Fund and Janus Twenty Fund, is incorporated herein by reference to Exhibit (h)(122) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(123)	Amendment dated June 9, 2017 to Administration Agreement between Janus Investment Fund on behalf of Janus Emerging Markets Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(123) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(h)(124)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 9, 2017 on behalf of Janus Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
Exhibit (i) – Legal Opinion
(i)(1)	Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).
(i)(2)	Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).
(i)(3)	Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(i)(4)	Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(i)(5)	Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(i)(6)	Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).
(i)(8)	Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

(i)(9)	Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).
(i)(10)	Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.
(i)(11)	Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).
(i)(12)	Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).
(i)(13)	Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).
(i)(14)	Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).
(i)(15)	Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(i)(16)	Opinion and Consent of Counsel with respect to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative is incorporated herein by reference to Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).
(i)(17)	Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as applicable, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(22) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(i)(18)	Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(i)(19)	Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(i)(20)	Opinion and Consent of Counsel with respect to INTECH Risk-Managed International Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(26) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(i)(21)	Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(i)(22)	Opinion and Consent of Counsel with respect to Perkins Large Cap Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(32) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(i)(23)	Opinion and Consent of Counsel with respect to Perkins Value Plus Income Fund, dated July 30, 2010, is incorporated herein by reference to Exhibit (i)(33) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).
(i)(24)	Opinion and Consent of Counsel with respect to Janus Global Bond Fund, dated December 28, 2010, is incorporated herein by reference to Exhibit (i)(35) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).
(i)(25)	Opinion and Consent of Counsel with respect to Janus Real Return Allocation Fund, dated May 5, 2011, is incorporated herein by reference to Exhibit (i)(38) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(i)(26)	Opinion and Consent of Counsel with respect to Janus Asia Equity Fund, dated July 29, 2011, is incorporated herein by reference to Exhibit (i)(39) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).
(i)(27)	Opinion and Consent of Counsel with respect to INTECH Global Dividend Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(40) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).
(i)(28)	Opinion and Consent of Counsel with respect to Perkins Select Value Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amend No. 167, filed on December 15, 2011 (File No. 2-34393).
(i)(29)	Opinion and Consent of Counsel with respect to Janus Investment Fund Class N Shares, dated May 31, 2012, is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).
(i)(30)	Opinion and Consent of Counsel with respect to Janus Diversified Alternatives Fund, dated December 27, 2012, is incorporated herein by reference to Exhibit (i)(44) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).
(i)(31)	Opinion and Consent of Counsel with respect to Perkins International Value Fund, dated March 28, 2013, is incorporated herein by reference to Exhibit (i)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).
(i)(32)	Opinion and Consent of Counsel with respect to Janus Multi-Sector Income Fund, dated February 28, 2014, is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).
(i)(33)	Opinion and Consent of Counsel with respect to Janus Unconstrained Bond Fund, dated May 27, 2014, is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).
(i)(34)	Opinion and Consent of Counsel with respect to INTECH Emerging Markets Managed Volatility Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (i)(48) to Post-Effective Amendment No. 212, filed on December 17, 2014 (File No. 2-34393).
(i)(35)	Opinion and Consent of Counsel with respect to Class D Shares of INTECH U.S. Managed Volatility Fund, dated December 22, 2014, is incorporated herein by reference to Exhibit (i)(49) to Post-Effective Amendment No. 213, filed on December 22, 2014 (File No. 2-34393).
(i)(36)	Opinion and Consent of Counsel with respect to Class R Shares of Janus Global Unconstrained Bond Fund, dated January 8, 2015, is incorporated herein by reference to Exhibit (i)(50) to Post-Effective Amendment No. 218, filed on February 6, 2015 (File No. 2-34393).
(i)(37)	Opinion and Consent of Counsel with respect to Class D Shares of INTECH International Managed Volatility Fund, dated April 24, 2015, is incorporated herein by reference to Exhibit (i)(51) to Post-Effective Amendment No. 223, filed on April 24, 2015 (File No. 2-34393).
(i)(38)	Opinion and Consent of Counsel with respect to Janus Adaptive Global Allocation Fund, dated June 23, 2015, is incorporated herein by reference to Exhibit (i)(52) to Post-Effective Amendment No. 225, filed on June 23, 2015 (File No. 2-34393).
(i)(39)	Opinion and Consent of Counsel with respect to Class D Shares of Janus Forty Fund, dated January 26, 2017, is incorporated herein by reference to Exhibit (i)(53) to Post-Effective Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).
(i)(40)	Opinion and Consent of Counsel with respect to Class N Shares of Janus Global Technology Fund, dated January 26, 2017, is incorporated herein by reference to Exhibit (i)(54) to Post-Effective Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).
(i)(41)	Opinion and Consent of Counsel with respect to Class R Shares of Janus Research Fund, dated January 26, 2017, is incorporated herein by reference to Exhibit (i)(55) to Post-Effective Amendment No. 241, filed on January 27, 2017 (File No. 2-34393).
(i)(42)	Opinion and Consent of Counsel with respect to Janus Henderson Emerging Markets Fund, Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson Dividend & Income Builder Fund, Janus Henderson U.S. Growth Opportunities Fund, and Janus Henderson International Small Cap Fund, is incorporated herein by reference to Exhibit (i)(56) to Post-Effective Amendment No. 251, filed on June 5, 2017 (File No. 2-34393).

(i)(43)	Opinion and Consent of Counsel with respect to Class N Shares of Janus Henderson Asia Equity Fund, Janus Henderson Global Life Sciences Fund, and Janus Henderson Global Real Estate Fund is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 269, filed on January 26, 2018 (File No. 2-34393).
Exhibit (j) – Other Opinions
(j)(1)	Consent of PricewaterhouseCoopers LLP is to be filed by amendment.
Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan
(m)(1)	Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(m)(2)	Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(m)(3)	Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(m)(4)	Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
Exhibit (n) – Rule 18f-3 Plan
(n)(1)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(n)(2)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(n)(3)	Form of Rule 18f-3 Plan for Janus Investment Fund with respect to the Money Market Funds is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(n)(4)	Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).
(n)(5)	Amended Rule 18f-3 Plan, dated June 16, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 234, filed on August 15, 2016 (File No. 2-34393).
(n)(6)	Amended Rule 18f-3 Plan, dated May 10, 2018, is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 278, filed on August 13, 2018 (File No. 2-34393).
Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics
(p)(1)	Janus Henderson Code of Ethics, effective August 1, 2017, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).
(p)(2)	Janus Henderson Code of Ethics, effective October 1, 2017, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 261, filed on October 27, 2017 (File No. 2-34393).
(p)(3)	Janus Henderson Code of Ethics, effective January 3, 2018, is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 269, filed on January 26, 2018 (File No. 2-34393).
(p)(4)	Janus Henderson Code of Ethics, as revised March 1, 2018, is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 278, filed on August 13, 2018 (File No. 2-34393).
Exhibit (q) – Power of Attorney
(q)(1)	Powers of Attorney, dated August 13, 2018, are incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 278, filed on August 13, 2018 (File No. 2-34393).

ITEM 29.        Persons Controlled by or Under Common Control with Registrant

The Board of Trustees of Janus Investment Fund is the same as that of Janus Aspen Series. Nonetheless, Janus Investment Fund takes the position that it is not under common control with Janus Aspen Series because the power residing in the respective boards arises as the result of an official position with each respective Trust.

In addition to serving as the investment adviser of Janus Investment Fund, Janus Capital Management LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Detroit Street Trust, three registered open-end investment management companies. Additionally, the officers of Clayton Street Trust, Janus Aspen Series, Janus Investment Fund, and Janus Detroit Street Trust are substantially identical. Nonetheless, Janus Investment Fund takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.

ITEM 30.            Indemnification

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 31.            Business and Other Connections of Investment Adviser

The only business of Janus Capital Management LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated March 29, 2018), which information from such schedule is incorporated herein by reference.

The only business of Intech Investment Management LLC (and its predecessors) (“Intech”), Perkins Investment Management LLC (and its predecessors) (“Perkins”), and Geneva Capital Management Ltd. (and its predecessors) (“Geneva”) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. Business backgrounds of the principal executive officers of each subadviser and their position(s) with each respective subadviser and its affiliated entities (in the last two years) are listed in Schedule A of each subadviser’s Form ADV as filed with the Securities and Exchange Commission (Intech – File No. 801-60987, dated April 2, 2018; Perkins – File No. 801-62042, dated March 29, 2018; Geneva – File No. 801-28444, dated March 28, 2018), which information from such schedule is incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)	Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Aspen Series, and Clayton Street Trust.

(b)

The principal business address, position with Janus Henderson Distributors and positions with the Registrant of Bruce L. Koepfgen, an officer of Janus Henderson Distributors, are also described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors are as follows:

Name	Position(s) with Janus Henderson Distributors
Nicholas J. Cherney	Senior Vice President
Michael Drew Elder	President
Richard Hoge	Senior Vice President
Brennan A. Hughes	Chief Accounting Officer, Senior Vice President, and Treasurer
John Ingram	Senior Vice President
Bruce L. Koepfgen	Executive Vice President
Karlene J. Lacy	Senior Vice President
Douglas J. Laird	Senior Vice President
Kristin B. Mariani	Vice President
Chad Nichols	Chief Compliance Officer
Michelle R. Rosenberg	General Counsel and Company Secretary
Russell P. Shipman	Senior Vice President

Messrs. Cherney, Elder, Hoge, Hughes, Ingram, Laird, Nichols, and Shipman, and Mses. Lacy, Mariani, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

(c)	Not Applicable.

ITEM	33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929, 520 Newport Center Drive, Suite 1420, Newport Beach, California 92660, and 580 California Street, Suite 1243, San Francisco, California 94104; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; State Street Kansas City, 801 Pennsylvania Avenue, Tower 1, Kansas City, Missouri 64105; Deutsche Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019; and BNP Paribas Financial Services, LLC, 720 South Colorado Blvd., Denver, Colorado 80246. Certain records relating to the day-to-day portfolio management of Janus Henderson Emerging Markets Managed Volatility Fund, Janus

Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed Volatility Fund are kept at the offices of the subadviser, Intech Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, Janus Henderson Small Cap Value Fund, and Janus Henderson Value Plus Income Fund are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Certain records relating to the day-to-day portfolio management of Janus Henderson Asia Equity Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Emerging Markets Fund, Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson International Long/Short Equity Fund, Janus Henderson Dividend & Income Builder Fund, and Janus Henderson International Small Cap Fund are kept at the offices of Henderson Global Investors Limited, 201 Bishopsgate, London EC2M 3AE. Certain records relating to the day-to-day portfolio management of Janus Henderson U.S. Growth Opportunities Fund are kept at the offices of the subadviser, Geneva Capital Management Ltd., 100 E. Wisconsin Ave., Milwaukee, Wisconsin 53202.

ITEM	34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM	35. Undertakings

To the extent Janus Henderson Global Unconstrained Bond Fund (the “Fund”) invests assets in the Janus Global Unconstrained Bond Subsidiary, Ltd. (the “Subsidiary”), the Fund undertakes that the Subsidiary’s books and records will be subject to inspection by the SEC to the same extent as the Fund’s books and records are subject to inspection by the SEC and hereby designates the Fund’s agent for service of process to accept service of process on the Subsidiary and the Subsidiary’s Director.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 27th day of August, 2018.

JANUS INVESTMENT FUND

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 (“Declaration of Trust”), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen Bruce L. Koepfgen	President and Chief Executive Officer (Principal Executive Officer)	August 27, 2018

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	August 27, 2018

William F. McCalpin*	Chairman and Trustee	August 27, 2018
William F. McCalpin

Alan A. Brown*	Trustee	August 27, 2018
Alan A. Brown

William D. Cvengros* William D. Cvengros	Trustee	August 27, 2018

Raudline Etienne*	Trustee	August 27, 2018
Raudline Etienne

Gary A. Poliner*	Trustee	August 27, 2018
Gary A. Poliner

James T. Rothe*	Trustee	August 27, 2018
James T. Rothe

William D. Stewart*	Trustee	August 27, 2018
William D. Stewart

Diane L. Wallace*	Trustee	August 27, 2018
Diane L. Wallace

Linda S. Wolf*	Trustee	August 27, 2018
Linda S. Wolf

/s/ Kathryn L. Santoro
*By:	Kathryn L. Santoro
Attorney-in-Fact

 Pursuant to Powers of Attorney, dated August 13, 2018, incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 278, filed August 13, 2018.